                                                        [LOGO]

                                                        MASSMUTUAL
                                                        Participation Investors

                                                        1999 ANNUAL REPORT


UNMATCHED
      Integrity


                                  STRONG
                                     Performance








                               SOLID
                                FOUNDATION

INVESTMENT OBJECTIVE AND POLICY

MassMutual Participation Investors, a closed-end investment company, had its initial public offering in October 1988 and its shares are listed on the New York Stock Exchange. The share price of Participation Investors can be found in the financial section of most newspapers as "MasPrt" or "MassMuPrt" under the New York Stock Exchange listings. The trading symbol is "MPV".

The investment objective of the Trust is to maximize total return by providing a high level of current income, the potential for the growth of income, and capital appreciation, by investing primarily in a portfolio of privately placed fixed income securities, at least half of which normally include equity features. The Trust will also invest in publicly-traded securities, again with emphasis on convertible issues. Equity related issues provide the opportunity to realize capital gains, which, if realized will be reinvested in income-producing securities, permitting the Trust to increase its future dividend payments.

The Trust pays quarterly dividends and intends to distribute substantially all of its net income to shareholders each year. All registered shareholders are automatically enrolled in the Dividend Reinvestment and Cash Purchase Plan unless cash distributions are requested.

Dividends are distributed in January, May, August and November.

MassMutual Participation Investors' Annual Meeting of Shareholders is scheduled to be held on April 28, 2000 at 1:00 p.m. in Springfield, Massachusetts. We cordially invite all shareholders to attend.


--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

To Our Shareholders............................................................1
Tax Information................................................................4
Statement of Assets and Liabilities............................................6
Statement of Operations........................................................7
Statement of Cash Flows........................................................8
Statement of Changes in Net Assets.............................................9
Selected Per Share Data.......................................................10
Schedule of Investments ...................................................11-27
Notes to Financial Statements..............................................28-30
Independent Auditors' Report..................................................31

MASSMUTUAL PARTICIPATION INVESTORS
1295 State Street
Springfield, Massachusetts 01111-0001
(413) 744-8480 . www.massmutual.com/mpv

ADVISER
David L. Babson and Company, Incorporated

AUDITOR
Deloitte & Touche LLP
New York, New York  10281

CUSTODIAN
The Chase Manhattan Bank, N.A.

TRANSFER AGENT & REGISTRAR
Shareholder Financial Services, Inc.
P.O. Box 173673,
Denver, Colorado 80217-3673
1-800-647-7374

                                                              [LOGO OF MPV NYSE]

--------------------------------------------------------------------------------
TO OUR
     Shareholders

[PHOTO]

Photo of
Robert E. Joyal, CFA
President


Highlights of the Trust's results this year included new private placement investments and short-term capital gains resulting in a special $0.41 per share dividend in addition to significant long-term gains retained by the Trust.


It is a pleasure to present to you MassMutual's Participation Investors' Annual Report covering the year ended December 31, 1999. Highlights of the Trust's results this year included new private placement investments and short-term capital gains resulting in a special $0.41 per share dividend in addition to significant long-term gains retained by the Trust.

REVIEW OF 1999

The current economic expansion, which began in the summer of 1991, will become the longest in the nation's history in the first quarter of 2000. The real rate of GDP growth in 1999 will exceed 4 percent but is unlikely to match the 4.6 percent rate of 1998. Still coming so late in the expansion it is genuinely impressive, and all the more so since price gains have remained moderate despite a sharp rise in oil prices.

1999 was a difficult year for bond funds in general. The year was characterized by an increasing interest rate environment. The yield on 10-year Treasuries increased from 4.65% on December 31, 1998 to 6.44% on December 31, 1999. The Lehman Brothers Government/ Corporate Bond Index and the Merrill Lynch High Yield Bond Index returned -2.15% and 1.57% for the year, respectively. The S&P Industrial Stock Index returned 25.89% for the year, fueled largely by the technology sector.

                             MASSMUTUAL PARTICIPATION INVESTORS
                                Summary Financial Information
---------------------------------------------------------------------------------------------
                                       YEAR ENDED       PER        YEAR ENDED         PER
                                    DECEMBER 31,1999   SHARE    DECEMBER 31,1998     SHARE
---------------------------------------------------------------------------------------------
Total net assets                     $  97,014,656     $10.40     $105,199,998      $ 11.33

Net investment income                $   9,022,037       0.97     $  8,904,647         0.97

Realized gain                        $   5,931,984       0.64     $  9,040,646         0.97
Change in unrealized
 appreciation/depreciation           $ (10,123,944)     (1.08)    $ (6,579,078)       (0.71)

Shares outstanding                       9,332,786                   9,288,323

Key Ratios:
 Ratio of total expenses
 to average net assets                   2.63%                         2.51%
 Ratio of operating expenses
 to average net assets                   1.25%                         1.16%
 Portfolio turnover                        66%                           55%
---------------------------------------------------------------------------------------------

[PHOTO]

Photo of
Stuart H. Reese, CFA
Chairman

UNMATCHED
   Integrity

The Trust's total return, which is calculated based on earnings and change in net asset value, was 4.77% for the year. Net assets decreased to $97,014,656 or $10.40 per share on December 31, 1999 from $105,199,998 or $11.33 the previous year.

1999 was another very active year for the Trust in terms of private placement activity. During the year the Trust closed on fourteen new private placement investments and completed additional fundings of eight existing private companies. During the fourth quarter the Trust added Directed Electronics, Inc., Fasteners for Retail, Inc., Nexell Therapeutics, Piping Supply Holdings, Inc. and Snyder Industries, Inc. (A brief description of each of these investments is provided in the Schedule of Investments). The fixed income portions of these investments have a weighted average coupon of approximately 12.4%.

As of December 31, 1999, private placement investments accounted for approximately 69% of the Trust's investments and increased to approximately 82% (based on market value) by the end of January. Private placements are the principal investment vehicle of the Trust and typically contain a fixed income component along with a call on the issuer's equity.

For the three months ended December 31, 1999, net investment income was $2,072,961 or $0.23 per share, down from $2,352,534 or $.25 per share for the prior quarter. For the year net investment income increased slightly to $9,022,037 or $0.97 per share compared to $8,904,647 or $0.97 per share a year ago.

This was not only an outstanding year for the Trust in terms of new investment activity but also for the realization of gains from investments made in prior years. For the year ended December 31, 1999 the Trust realized over $5.9 million of gains or $0.64 per share. Some of the more notable gains included Control Devices, Inc., Lloyd's Barbecue Company and Ardent Software.

Control Devices, Inc. is a producer of electromechanical circuit protection devices and photo-optic sensors. Our original investment of approximately $1 million dates back to 1994 and consisted of a revolving credit facility, senior and subordinated notes along common stock and warrants. The notes were prepaid in 1996. In March of this year the common shares were sold to a strategic buyer for $16.25 per share. Our cost basis in this security was approximately $0.09 per share, giving the Trust a gain of $1.6 million.

Lloyd's Barbecue Company is a manufacturer and marketer of packaged barbecue meats and related products. We originally purchased $1.75 million of subordinated notes and partnership interests in September of 1997. In early


[PHOTO]

Photo of
Charles C. McCobb, CFA
Vice President and
Chief Financial Officer

--------------------------------------------------------------------------------
TOTAL
    Annual Return

                                    [GRAPH]

               MassMutual                              Lehman Brothers
              Participation       S&P Industrial     Government/Corporate
                Investors           Stock Index           Bond Index

1995              26.11                34.64                19.24
1996              14.60                23.03                 2.90
1997              24.10                31.04                 9.75
1998              10.91                33.77                 9.46
1999               4.77                25.89                -2.15

1999, Lloyd's was sold to multinational food company for a gain of over $2 million on our original investment.

We invested $1.5 million in Ardent Software in 1995 under the name Unidata, Inc. Unidata was a manufacturer and distributor of database management software. In 1998 Unidata was merged into Vmark Software and was renamed Ardent Software, Inc. At that time our notes were prepaid and we exercised our warrants. During the course of 1999, we sold our holdings of Ardent common stock for a gain of $0.8 million.


[PHOTO]

Photo of
Stephen L. Kuhn
Vice President and Secretary


PREVIEW OF 2000

Several factors could combine to alter the economic picture in 2000. First, while it should be another good year, the economy may not be as strong as it was in 1999. Second, Fed policy will continue to dominate the behavior of financial markets and the Fed is likely to insist on slowing the economy's growth pace, despite the fact it is an election year. Third, interest rates are expected to rise, and stocks could find the going more difficult.

The early signs of a slower economic growth pace have already begun to emerge. The housing sector is showing lower housing starts and sales of new and existing houses and non-farm payroll growth did not match that of 1998. However, the slowing should be relatively orderly and growth for the year should not be far below the 3.6 percent average growth rate recorded in the 1992-1999 period.

[PHOTO]

Photo of
Clifford M. Noreen
Vice President




                                                        SOLID
                                                           FOUNDATION

[PHOTO]

Photo of
Mark B. Ackerman, CFA
Treasurer


ORGANIZATIONAL CHANGE

On January 1, 2000 the investment management organization of Massachusetts Mutual Life Insurance Company (MassMutual) was consolidated into David L. Babson and Company, a federally registered investment adviser located in Cambridge, MA. Following reorganization, Babson has approximately $66 billion in assets under management.

MassMutual owns and controls more than 95% of Babson's voting stock and the investment professionals of MassMutual are now employees of Babson. The Investment Advisory and Administrative Services Contract of MassMutual Participation Investors has been assigned to Babson. The fund continues to be managed by the same individuals who will remain in Springfield. As a result, there will be no change in the level of service currently provided.

                                                Sincerely,



                                                Robert Joyal
                                                President


--------------------------------------------------------------------------------
TAX
  Information

The following table summarizes, for income tax purposes, the cash distributions paid by MassMutual Participation Investors for the calendar year 1999.

--------------------------------------------------------------------------------------------------------
1999 DIVIDEND PAYMENTS     RECORD DATE    NET INVESTMENT INCOME    SHORT-TERM GAINS    TAX EFFECT
--------------------------------------------------------------------------------------------------------
   Regular                  05/05/99             0.2400                  --
                            07/30/99             0.2400                  --
                            10/29/99             0.2400                  --
                            12/31/99             0.2400                  --
   Extra                    12/31/99             0.0018                0.4082
--------------------------------------------------------------------------------------------------------
   Total Dividends                               0.9618                0.4082        1.37 represents
                                                                                     income for tax
                                                                                        purposes

The following table summarizes the tax effects of the retention of long-term capital gains for 1999.

--------------------------------------------------------------------------------------------------------
                                       AMOUNT PER SHARE         FROM 2439
--------------------------------------------------------------------------------------------------------
1999 Gains Retained                        $0.2274               Line 1a
Long-term Gains Retained (20%)              0.2274
Taxes Paid                                  0.0796               Line 2*
Basis Adjustment                            0.1478                  **
--------------------------------------------------------------------------------------------------------

* If you are not subject to federal tax (e.g., a charitable organization, IRA, or Keogh Plan), you may be able to claim a refund by filing Form 990-T.
** For federal tax purposes, you may increase the adjusted basis of your shares by this amount (the excess of Line 1a over Line 2).

   ANNUAL DIVIDEND                 QUALIFIED FOR DIVIDEND                      INTEREST EARNED ON
                                     RECEIVED DEDUCTION                   U.S. GOVERNMENT OBLIGATIONS
--------------------------------------------------------------------------------------------------------
   AMOUNT PER SHARE             PERCENT      AMOUNT PER SHARE             PERCENT     AMOUNT PER SHARE
--------------------------------------------------------------------------------------------------------
        $1.37                   2.66995%         $0.036578                0.0000%          $0.0000
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANALYST
    Review


[PHOTO]

Photo of
Richard C. Morrison
Vice President

Richard C. Morrison is a Vice President and senior analyst of the Trust. Dick has had the pleasure of being actively involved in the formation of the fund in 1988, as well as having made many of the investments for the Trust over the ensuing years. Dick takes particular pride and enjoyment over the fact that the original idea of the Trust to invest in private placement with equity features was attractive then and continues to be the core of the Trust's portfolio.

From an analytical viewpoint, prior to any investment, we perform an extensive analysis and evaluation of the company and its industry, from both an historical and a future perspective. We look for companies and industries that generate meaningful and stable cash flow and we focus on a company's debt load in relation to the cash it generates. We invest in companies that provide products or services which are highly valued and which have the potential for serious growth in the years ahead. We place particular emphasis on the management teams of the companies in which we invest, since good people with proven track records within their industry, who have a total commitment to their business, are the ones who generally excel and provide healthy returns on our investments.

Our decades-long presence in the private placement market has allowed us to build a very large network of contacts and relationships with the investment banking community and particularly with private investment firms which organize and invest in the acquisition of select, well-established middle market companies. These groups value relationship investing and appreciate our responsiveness and long-term investment perspective and they provide us with an ongoing flow of attractive investments for the Trust.




                                             STRONG
                                                 Performance

--------------------------------------------------------------------------------
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

  MASSMUTUAL PARTICIPATION INVESTORS
  ------------------------------------------------------------------------------
  December 31, 1999 and 1998

                                                           1999                1998
========================================================================================
ASSETS:
Investments (Notes 2A, 2B and 5)
  (See Consolidated Schedule of Investments)
Corporate restricted securities at fair value
  (Cost 1999-- $107,273,175; 1998-- $89,032,073)        $  94,529,844       $ 90,091,617
Corporate public securities at market value
  (Cost 1999-- $20,484,878; 1998-- $35,366,716)            23,590,626         34,793,188
Short-term securities at market value
  (Cost 1999-- $6,416,149; 1998-- $5,846,029)               6,415,804          5,846,029
----------------------------------------------------------------------------------------
                                                          124,536,274        130,730,834
Cash                                                          186,625          2,030,611
Interest and dividends receivable, net                      2,230,094          2,431,555
Receivable for investments sold                                79,268            265,024
----------------------------------------------------------------------------------------
Total assets                                            $ 127,032,261       $135,458,024
========================================================================================

LIABILITIES:
Dividend payable                                          $ 6,066,311       $  3,901,096
Management fee payable (Note 3)                               218,775            237,182
Note payable (Note 4A)                                     12,000,000         12,000,000
Revolving Credit Agreement (Note 4B)                       10,500,000         10,500,000
Interest payable (Note 4)                                     230,144            195,944
Accounts payable                                              184,170            676,823
Accrued expenses                                               75,259            147,232
Accrued taxes (Note 2D)                                       742,946          2,599,749
----------------------------------------------------------------------------------------
Total liabilities                                          30,017,605         30,258,026
----------------------------------------------------------------------------------------

NET ASSETS:
Shares of beneficial interest, par value
  $.01 per share; an unlimited number authorized               93,328             92,883
Additional paid-in capital                                 86,248,491         85,739,379
Retained net realized gain on investments, prior years     18,524,626         13,703,839
Undistributed net investment income (Note 2D)                 406,381            357,094
Undistributed net realized gain on investments (Note 2D)    1,379,758          4,820,787
Net unrealized appreciation (depreciation) of
  investments (Notes 2A, 2B and 5)                         (9,637,928)           486,016
----------------------------------------------------------------------------------------
Total net assets                                           97,014,656        105,199,998
----------------------------------------------------------------------------------------
Total liabilities and net assets                        $ 127,032,261       $135,458,024
========================================================================================
Shares of beneficial interest issued and outstanding        9,332,786          9,288,323
========================================================================================
Net asset value per share                               $       10.40       $      11.33
========================================================================================

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CONSOLIDATED STATEMENT OF OPERATIONS

     MASSMUTUAL PARTICIPATION INVESTORS
     ---------------------------------------------------------------------------
     December 31, 1999 and 1998

                                                                              1999               1998
=========================================================================================================
INVESTMENT  INCOME (NOTE 2B):
Interest                                                                  $ 11,413,336       $ 11,258,613
Dividends                                                                      341,378            388,403
---------------------------------------------------------------------------------------------------------
Total income                                                                11,754,714         11,647,016
---------------------------------------------------------------------------------------------------------

EXPENSES:
Management fee (Note 3)                                                        930,699            987,685
Trustees' fees and expenses                                                     94,244             84,638
Transfer Agent/Registrar's expenses                                             57,656             52,755
Interest (Note 4)                                                            1,442,141          1,471,432
Reports to shareholders                                                         12,000             12,000
Audit and legal                                                                 49,092             41,280
Other                                                                          146,845             92,579
-----------------------------------------------------------------------------------------------------------
Total expenses                                                               2,732,677          2,742,369
-----------------------------------------------------------------------------------------------------------

Net investment income (1999 -- $.97 per share; 1998 -- $.97 per share)       9,022,037          8,904,647
---------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
(NOTES 2A AND 2B):
Realized gain on investments                                                 5,931,984          9,040,646
Provision for federal income taxes (Note 2D)                                  (742,946)        (2,599,749)
---------------------------------------------------------------------------------------------------------
Net realized gain on investments                                             5,189,038          6,440,897
Net change in unrealized appreciation/depreciation of investments          (10,123,944)        (6,579,078)
---------------------------------------------------------------------------------------------------------
Net loss on investments                                                     (4,934,906)          (138,181)
---------------------------------------------------------------------------------------------------------

Net increase in net assets resulting from operations                      $  4,087,131       $  8,766,466
=========================================================================================================

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CONSOLIDATED STATEMENT OF CASH FLOWS

     MASSMUTUAL PARTICIPATION INVESTORS
     ---------------------------------------------------------------------------
     For the years ended December 31, 1999 and 1998

                                                                                 1999              1998
============================================================================================================
NET INCREASE (DECREASE) IN CASH:
Cash flows from operating activities:
 Interest and dividends received                                             $ 11,419,616       $ 11,372,634
 Interest expense paid                                                         (1,407,937)        (1,498,309)
 Operating expenses paid                                                       (1,873,567)          (659,902)
 Federal income tax paid                                                       (2,599,749)        (4,458,639)
------------------------------------------------------------------------------------------------------------
 Net cash provided by operating activities                                      5,538,363          4,755,784
------------------------------------------------------------------------------------------------------------
Cash flows from investing activities:
 Change in short-term portfolio securities, net                                  (408,468)        (4,446,491)
 Purchase of portfolio securities                                             (81,014,670)       (70,840,271)
 Proceeds from disposition of portfolio securities                             84,148,047         81,914,204
------------------------------------------------------------------------------------------------------------
Net cash provided by investing activities                                       2,724,909          6,627,442
------------------------------------------------------------------------------------------------------------
Net cash provided by operating and investing activities                         8,263,272         11,383,226
------------------------------------------------------------------------------------------------------------
Cash flows from financing activities:
 Cash dividends paid from net investment income                                (8,624,930)        (7,814,698)
 Cash dividends paid from net realized gain on investments                     (1,482,328)        (1,600,758)
------------------------------------------------------------------------------------------------------------
 Net cash used for financing activities                                       (10,107,258)        (9,415,456)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash                                                (1,843,986)         1,967,770
Cash -- beginning of year                                                       2,030,611             62,841
------------------------------------------------------------------------------------------------------------
Cash -- end of year                                                          $    186,625       $  2,030,611
============================================================================================================

RECONCILIATION OF NET INCREASE (DECREASE) IN NET ASSETS
TO NET CASH FROM OPERATING AND INVESTING ACTIVITIES:
Net increase in net assets resulting from operations                         $  4,087,131       $  8,766,466
------------------------------------------------------------------------------------------------------------
Decrease in investments                                                         6,194,560          4,213,386
(Increase) decrease in interest and dividends receivable, net                     201,461            (41,201)
(Increase) decrease in receivable for investments sold                            185,756           (180,692)
Decrease in payable for investments purchased                                          --           (100,000)
Decrease in management fee payable                                                (18,407)            (1,668)
Increase (decrease) in interest payable                                            34,200            (26,877)
Increase (decrease) in accounts payable                                          (492,653)           676,823
Decrease in accrued expenses                                                      (71,973)           (64,121)
Decrease in accrued taxes                                                      (1,856,803)        (1,858,890)
------------------------------------------------------------------------------------------------------------
Total adjustments to net assets from operations                                 4,176,141          2,616,760
------------------------------------------------------------------------------------------------------------
Net cash provided by operating and investing activities                      $  8,263,272         11,383,226
============================================================================================================

Supplemental disclosure of non-cash financing activities:
     In 1999, the Trust issued 44,463 shares of beneficial interest as reinvestment of dividends paid from net investment income in the amount of $375,814 and from net realized gains in the amount of $133,743.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CONSOLIDATED STATEMENT OF CASH FLOWS

     MASSMUTUAL PARTICIPATION INVESTORS
     ---------------------------------------------------------------------------
     For the years ended December 31, 1999 and 1998

INCREASE (DECREASE) IN NET ASSETS:
=======================================================================================

OPERATIONS:
Net investment income                               $   9,022,037       $   8,904,647
Net realized gain on investments                        5,189,038           6,440,897
Net change in unrealized appreciation/
  depreciation of investments                         (10,123,944)         (6,579,078)
---------------------------------------------------------------------------------------

Net increase in net assets resulting from
  operations                                            4,087,131           8,766,466

Net increase in shares of beneficial interest
  transactions                                            509,557             844,275


DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income (1999 -- $.96 per share;
  1998 -- $.96 per share)                              (8,972,750)         (8,950,257)
Net realized gains on investments (1999 --
  $.41 per share; 1998 -- $.18 per share)              (3,809,280)         (1,616,071)
---------------------------------------------------------------------------------------

Total decrease                                         (8,185,342)           (955,587)

Net Assets, beginning of year                         105,199,998         106,155,585
---------------------------------------------------------------------------------------

Net Assets, end of year (including
  undistributed net investment income
  in 1999 -- $406,381; 1998 -- $357,094)            $  97,014,656       $ 105,199,998
=======================================================================================

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CONSOLIDATED SELECTED PER SHARE DATA

     MASSMUTUAL PARTICIPATION INVESTORS
     ---------------------------------------------------------------------------
     Selected data for each share of beneficial interest outstanding:

                                                             For the years ended December 31,
==========================================================================================================================
                                1999       1998      1997     1996     1995     1994     1993     1992     1991     1990
--------------------------------------------------------------------------------------------------------------------------
Net asset value:
 Beginning of period           $11.33    $ 11.52   $ 10.54   $10.34   $ 8.84   $ 9.13   $ 8.58   $ 8.58   $ 8.29   $ 9.14
--------------------------------------------------------------------------------------------------------------------------

Net investment income            0.97       0.97      0.87     0.76     0.73     0.66     0.68     0.69     0.82     0.87
Net realized and unrealized
 gain (loss) on investments     (0.53)     (0.02)     1.13     0.42     1.50    (0.30)    0.57     0.07     0.35    (0.84)
--------------------------------------------------------------------------------------------------------------------------

Total from investment
 operations                      0.44       0.95      2.00     1.18     2.23     0.36     1.25     0.76     1.17     0.03
--------------------------------------------------------------------------------------------------------------------------

Dividends from net
 investment income to
 common shareholders            (0.96)     (0.96)    (0.83)   (0.78)   (0.73)   (0.65)   (0.69)   (0.69)   (0.82)   (0.88)

Distributions from net
 realized gain on investments
 to common shareholders         (0.41)     (0.18)    (0.19)   (0.20)      --       --       --    (0.07)   (0.06)      --

Distributions from return
 of capital to comon
 shareholders                      --         --        --       --       --       --    (0.01)      --       --       --
--------------------------------------------------------------------------------------------------------------------------

Total distributions             (1.37)     (1.14)    (1.02)   (0.98)   (0.73)   (0.65)   (0.70)   (0.76)   (0.88)   (0.88)
--------------------------------------------------------------------------------------------------------------------------

Net asset value:
 End of year                   $10.40    $ 11.33   $ 11.52   $10.54   $10.34   $ 8.84   $ 9.13   $ 8.58   $ 8.58   $ 8.29
--------------------------------------------------------------------------------------------------------------------------

Per share market value:
 End of year                   $10.25    $ 12.00   $ 11.63   $ 9.25   $ 9.13   $ 7.38   $ 8.00   $ 7.38   $ 8.63   $ 6.63
==========================================================================================================================
Total investment return
 Market value                   (2.30)%    15.82%    43.05%   15.40%   34.65%    0.35%   17.67%   (6.33)%  44.00%   (9.82)%
 Net asset value                 4.77%     10.91%    24.10%   14.60%   26.11%    4.02%   15.01%    9.11%   14.34%    0.31%

Net assets (in millions):
 End of period                 $97.01    $105.20   $106.16   $97.15   $95.29   $81.43   $84.11   $79.05  $ 78.76   $75.82

Ratio of operating expenses
 to average net assets           1.25%      1.16%     1.12%    1.11%    1.28%    1.25%    1.26%    1.26%    1.28%    1.23%

Ratio of interest expense
 to average net assets           1.38%      1.35%     0.93%    0.85%    0.43%       --       --       --       --       --

Ratio of total expenses
 to average net assets           2.63%      2.51%     2.05%    1.96%    1.71%    1.25%    1.26%    1.26%    1.28%    1.23%

Ratio of net investment
 income to average
 net assets                      8.70%      8.16%     7.59%    7.18%    7.56%    7.30%    7.66%    7.89%    9.50%    9.79%

Portfolio turnover              66.17%     54.53%    70.88%   68.48%   59.27%   51.42%   34.28%   36.04%   32.98%   16.25%
==========================================================================================================================

See Notes To Financial Statements.

--------------------------------------------------------------------------------
CONSOLIDATED SCHEDULE OF INVESTMENTS

     MASSMUTUAL PARTICIPATION INVESTORS
     ---------------------------------------------------------------------------
     December 31, 1999

                                                    Shares, Units,
                                                      Ownership,                  Fair Value at                      Fair Value
                                                      Warrants or     Acquisition  Acquisition         Cost         at 12/31/99
Corporate Restricted Securities--97.44%: (A)       Principal Amount      Date         Date           (Note 2B)       (Note 2A)
================================================================================================================================
Private Placement Investments -- 88.63%

ATI  ACQUISITION CORPORATION
A manufacturer of disposable nonwoven
  protection products.
Senior Floating Rate Revolving Credit
 Note due 2003                                    $     409,091        12/16/98    $   409,091      $  409,091      $  409,091
10% Senior Secured Note due 2006                  $   1,181,817        12/16/98      1,181,817       1,181,817       1,138,326
12% Subordinated Note due 2008                    $     909,090        12/16/98        911,365         854,545         858,363
Common Stock (B)                                   181,818 shs.        12/16/98        181,818         181,818         145,454
Warrant, exercisable until 2008, to purchase
 common stock at $1 per share (B)                  129,870 shs.        12/16/98         54,545          54,545           1,299
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     2,738,636       2,681,816       2,552,533
                                                                                   ---------------------------------------------
ACCTECH, LLC
A designer and marketer of specialized
  cleaning products.
Senior Floating Rate Revolving Credit
 Note due 2002 (B)                                $     406,260        10/31/96        406,260         406,260         20,312
Senior Secured Series A Floating Rate
 Note due 2002 (B)                                $     346,722        10/31/96        341,525         346,722         17,336
10.1% Senior Secured Series A Note
 due 2002 (B)                                     $     520,536        10/31/96        507,210         520,536         26,027
12% Senior Secured Series B Note
 due 2004 (B)                                     $     549,000        10/31/96        577,603         494,100         27,450
Membership Interests (B)                             2.67% int.        10/31/96        131,756          62,288             --
Warrant, exercisable until 2004, to purchase
 membership interests at $.01 per interest (B)           1 int.        10/31/96             --          54,900             --
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     1,964,354       1,884,806         91,125
                                                                                   ---------------------------------------------
ADVENTURE ENTERTAINMENT CORPORATION
An owner and operator of themed family
  entertainment centers.
19% Senior Subordinated Note due 2004             $      98,746         12/9/99         98,439          98,746          98,075
7% Redeemable Series B Preferred Stock                  968 shs.       10/31/97        915,364         955,876         872,599
Warrant, exercisable until 2005, to purchase
 Class A common stock at $.01 per share (B)            3,222 shs.      10/31/97             32          12,495              32
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     1,013,835       1,067,117         970,706
                                                                                   ---------------------------------------------
ALPHA SHIRT COMPANY
A domestic distributor of imprintable apparel
 and other related items.
12% Senior Subordinated Note due 2007             $   1,684,300         4/30/99      1,674,194       1,443,386       1,631,413
Common Stock (B)                                        561 shs.        4/30/99        505,035         561,150         505,035
Warrant, exercisable until 2007, to purchase
 common stock at $.01 per share (B)                     305 shs.        4/30/99              3         252,645               3
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     2,179,232       2,257,181       2,136,451
                                                                                   ---------------------------------------------
AMERICA BODY CO./LCP HOLDING CO.
A designer and manufacturer of
 commercial work vehicles.
12% Senior Subordinated Note Due 2007             $   1,750,000         11/2/98      1,493,333       1,511,915       1,728,300
Warrant, exercisable until 2007, to purchase
 common stock at $.01 per share (B)                      29 shs.        11/2/98        256,667         256,667              --
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     1,750,000       1,768,582       1,728,300
                                                                                   ---------------------------------------------

--------------------------------------------------------------------------------
CONSOLIDATED SCHEDULE OF INVESTMENTS

     MASSMUTUAL PARTICIPATION INVESTORS
     ---------------------------------------------------------------------------
     December 31, 1999

                                                    Shares, Units,
                                                      Ownership,                  Fair Value at                     Fair Value
Corporate Restricted Securities: (A)                 Warrants or     Acquisition  Acquisition         Cost         at 12/31/99
(Continued)                                        Principal Amount      Date         Date           (Note 2B)       (Note 2A)
================================================================================================================================

APPLIED SOLUTIONS, INC.
An engineer and manufacturer of process
  systems for the oil and gas industry.
Common Stock (B)                                      148 shs.        10/26/95     $       148      $       --      $   24,009
Limited Partnership Interests of
 Maloney Holding L.P. (B)                           4.00% int.        10/20/95         253,125         334,155         265,938
Limited Partnership Interests of
 APS Growth L.P. (B)                                2.00% int.         9/28/98         341,292         400,000         320,000
--------------------------------------------------------------------------------------------------------------------------------
                                                                                       594,565         734,155         609,947
                                                                                   ---------------------------------------------
ASSOCIATES VINTAGE GROUP, INC.
A provider of custom wine production services
 in the United States.
11% Senior Subordinated Note due 2005             $  1,667,500         3/19/97       1,637,318       1,608,309          83,375
Common Stock (B)                                   15,675 shs.         3/19/97          61,875          82,500              --
Warrant, exercisable until 2005, to purchase
 common stock at $.01 per share (B)                47,044 shs.         3/19/97          47,044          86,673              --
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     1,746,237       1,777,482          83,375
                                                                                   ---------------------------------------------
AVESTAR, INC.
A provider of software systems, services and
 products to a variety of information
 technology users.
13% Senior Subordinated Note due 2005             $    399,659         8/31/95         406,800         366,204         405,974
Class A Common Stock (B)                            6,726 shs.         8/31/95           6,895           9,192          16,950
Class B Common Stock (B)                           18,600 shs.         8/31/95          19,087          25,418          46,872
Class G Common Stock (B)                           48,423 shs.         8/31/95           1,059          52,000         122,026
Class A Common Stock of I E S Holdings (B)          1,471 shs.         2/27/98              --              --              14
Class B Common Stock of I E S Holdings (B)          4,067 shs.         2/27/98              --              --              41
Warrant, exercisable until 2002, to purchase
 common stock of I E S Holdings at
 $.01 per share (B)                                10,588 shs.         2/27/98              --              --             106
--------------------------------------------------------------------------------------------------------------------------------
                                                                                       433,841         452,814         591,983
                                                                                   ---------------------------------------------
BETA BRANDS, INC. -- T.S.E
A manufacturer of hard candy and chocolate-
 coated products sold primarily to the
Canadian market.
Senior Secured Revolving Credit Note due 2005     $    440,000        12/23/97         440,000         440,000         220,000
Senior Secured Tranche A Floating Rate
 Note due 2004                                    $  1,710,000            *          1,076,472       1,710,000         855,000
17.75% Senior Secured Tranche B Note
 due 2005                                         $    342,543        12/23/97         356,244         342,543         171,271
Limited Partnership Interests of
 CM Equity Partners (B)                             3.13% int.        12/22/97           3,245         391,941          97,989
Warrant, exercisable until 2005, to purchase
 common stock at $.81 per share (B)               107,267 shs.        12/23/97           1,073              --           1,073
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     1,877,034       2,884,484       1,345,333
                                                                                   ---------------------------------------------
BETTER MINERALS & AGGREGATES
A producer of high grade industrial and
 specialty silica sands.
14% Redeemable Preferred Stock                        330 shs.         9/30/99         264,678         265,847         267,015
Redeemable Preferred Stock Series A (B)            20,999 shs.        12/19/96         145,826         194,435         184,714
Convertible Preferred Stock Series B,
 convertible into Series B common stock
 at $9.26 per share (B)                            41,998 shs.        12/19/96         291,655         388,865         369,427
Common Stock (B)                                   10,013 shs.         9/30/99         359,555         399,505         359,555
Warrants, exercisable until 2005 and 2010, to
 purchase Series A and B preferred stock and
 common stock at $.01 per unit (B)                  5,700 shs.          **               6,482          64,247           3,642
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     1,068,196       1,312,899       1,184,353
                                                                                   ---------------------------------------------

*12/23/97 and 1/13/99
**12/19/96 and 9/30/99

CONSOLIDATED SCHEDULE OF INVESTMENTS

     MASSMUTUAL PARTICIPATION INVESTORS
     ---------------------------------------------------------------------------
     December 31, 1999

                                                    Shares, Units,
                                                      Ownership,                  Fair Value at                     Fair Value
Corporate Restricted Securities: (A)                 Warrants or     Acquisition  Acquisition         Cost         at 12/31/99
(Continued)                                        Principal Amount      Date         Date           (Note 2B)       (Note 2A)
================================================================================================================================
C&K MANUFACTURING AND SALES COMPANY
A manufacturer and distributor of branded
  packaging and supply products.
Senior Secured Floating Rate Revolving Credit
Facility due 2002                                 $    326,122         8/29/96     $   326,122      $  326,122      $   97,837
Senior Secured Series A Floating Rate
Term Note due 2002                                $  1,092,158         8/29/96       1,080,472       1,092,158         327,647
12% Series B Term Note due 2004                   $    266,000         8/29/96         261,877         256,694          79,800
Membership Interests (B)                            2.81% int.         8/29/96         106,400          62,750           6,281
Warrant, exercisable until 2004, to purchase
membership interests at $.01 per interest (B)          18 int.         8/29/96               1          13,300              --
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     1,774,872       1,751,024         511,565
                                                                                   ---------------------------------------------
CAINS FOODS, L.P.
A producer of mayonnaise, sauce and pickle
  products for both the retail and food
  service markets.
Senior Secured Floating Rate Revolving Credit
Note due 2005                                     $    605,405         9/29/95         605,405         605,405         598,927
10% Senior Secured Term Note due 2004             $    540,540         9/29/95         540,540         540,540         531,351
11.5% Senior Subordinated Note due 2004           $    472,975         9/29/95         447,855         458,052         463,374
8% Junior Subordinated Convertible
Note due 2004, convertible into
partnership points at $1,388.89 per point         $     54,054         9/29/95          54,054          54,054          83,232
Warrant, exercisable until 2006, to purchase
  partnership points at $.01 per point (B)             19 pts.         9/29/95          25,130          25,130          39,017
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     1,672,984       1,683,181       1,715,901
                                                                                   ---------------------------------------------
CAPITOL SPECIALTY PLASTICS, INC.
A producer of dessicant stripes used for
  packaging pharmaceutical products.
Common Stock (B)                                       55 shs.            *                219             252             201
--------------------------------------------------------------------------------------------------------------------------------

CATALINA LIGHTING, INC. -- N.Y.S.E.
A designer, importer and distributor of
  residential and office lighting fixtures.
8% Convertible Subordinated Note due 2002,
  convertible into common stock at $7.31
  per share                                       $    375,000         3/31/94         355,012         375,000         364,838
--------------------------------------------------------------------------------------------------------------------------------

CD NOW, INC. -- O.T.C.
A music entertainment company which uses
  the internet as a global platform for
  the promoting and merchandising of music
  and related merchandise.
Warrant, exercisable until 2004, to purchase
common stock at $14.46 per share (B)                13,889 shs.         8/6/97             139              --             139
--------------------------------------------------------------------------------------------------------------------------------

CHAPARRAL RESOURCES, INC. -- O.T.C.
An international oil and gas exploration and
  production company.
Common Stock (B)                                       41 shs.         12/3/97              27           1,599             291
--------------------------------------------------------------------------------------------------------------------------------

* 12/30/97 and 5/29/99

--------------------------------------------------------------------------------
CONSOLIDATED SCHEDULE OF INVESTMENTS

     MASSMUTUAL PARTICIPATION INVESTORS
     ---------------------------------------------------------------------------
     December 31, 1999

                                                    Shares, Units,
                                                      Ownership,                  Fair Value at                     Fair Value
Corporate Restricted Securities: (A)                 Warrants or     Acquisition  Acquisition         Cost         at 12/31/99
(Continued)                                        Principal Amount      Date         Date           (Note 2B)       (Note 2A)
================================================================================================================================
CONSUMER PRODUCT ENTERPRISES, INC.
A manufacturer of colored acrylic felt
  for consumer use.
Senior Secured Floating Rate Revolving
  Credit Notes due 2000                           $    330,670         12/8/95     $   330,670      $  330,670      $  325,082
10.75% Senior Secured Term Note due 2003          $    406,959         12/8/95         411,171         406,959         387,791
12% Senior Subordinated Note due 2005             $    400,287         12/8/95         401,929         383,984         354,735
Common Stock (B)                                   92,280 shs.         12/8/95          69,210          92,280          69,210
Warrant, exercisable until 2005, to
  purchase common stock at $.01 per
  share (B)                                        69,210 shs.         12/8/95             692          25,426             692
------------------------------------------------------------------------------------------------------------------------------
                                                                                     1,213,672       1,239,319       1,137,510
                                                                                     -----------------------------------------
CONTICO INTERNATIONAL, INC.
A developer, manufacturer and marketer of
  consumer, commercial and industrial
  plastic products.
12% Senior Subordinated Note due 2003             $    400,000         3/23/93         418,240         400,000         415,120
------------------------------------------------------------------------------------------------------------------------------

CORVEST GROUP, INC.
A manufacturer and distributor of
  promotional products.
12% Senior Subordinated Note due 2007             $  2,045,455            *          1,978,773       1,895,759       1,933,978
Common Stock (B)                                       30 shs.            *             46,024          51,136          46,024
Limited Partnership Interests                      10.13% int.            *            115,057         153,409         115,057
Warrant, exercisable until 2007, to purchase
  common stock at $.01 per share (B)                   97 shs.            *                  1         157,343               1
------------------------------------------------------------------------------------------------------------------------------
                                                                                     2,139,855       2,257,647       2,095,060
                                                                                     -----------------------------------------
DIRECTED ELECTRONICS, INC.
A designer and distributor of brand name
  automotive security systems, audio
  products and installation accessories.
12% Senior Subordinated Note due 2007             $  1,776,307        12/22/99       1,754,992       1,557,463       1,758,544
8% Convertible Class B Subordinated
  Promissory Note due 2008                        $     39,474        12/22/99          37,433          39,474          37,524
Class B common stock (B)                           13,816 shs.        12/22/99         124,342         138,157         124,342
Limited Partnership Interests (B)                   4.56% int.        12/22/99           2,487         276,315         248,683
Warrant, exercisable until 2007, to purchase
  common stock at $.01 per share (B)               23,958 shs.        12/22/99             240         219,078             240
------------------------------------------------------------------------------------------------------------------------------
                                                                                     1,919,494       2,230,487       2,169,333
                                                                                     -----------------------------------------
DISCOUNT AUTO PARTS
A retailer of auto parts.
9.8% Senior Secured Note due 2003                 $    600,000         11/2/89         579,660         600,000         614,220
------------------------------------------------------------------------------------------------------------------------------

DIVERSCO, INC./DHI HOLDINGS, INC.
A contract provider of janitorial and
  equipment maintenance services and
  temporary production labor to
  industrial customers.
12% Senior Subordinated Note due 2006             $  1,407,000         8/28/98       1,399,543       1,279,091       1,355,363
Membership Interests of MM/Lincap
  Diversco Invstments Ltd., LLC (B)                 3,665 int.         8/27/98         293,196         366,495         293,196
Warrants, exercisable until 2003 &
  2006, to purchase common stock of
  DHI Holdings, Inc. at $.01 per share (B)          1,814 shs.           **                 18         201,655           8,360
------------------------------------------------------------------------------------------------------------------------------
                                                                                     1,692,757       1,847,241       1,656,919
                                                                                     -----------------------------------------


* 3/5/99 and 3/24/99
** 10/24/96 and 8/28/98

--------------------------------------------------------------------------------
CONSOLIDATED SCHEDULE OF INVESTMENTS

     MASSMUTUAL PARTICIPATION INVESTORS
     ---------------------------------------------------------------------------
     December 31, 1999

                                                    Shares, Units,
                                                      Ownership,                  Fair Value at                     Fair Value
Corporate Restricted Securities: (A)                 Warrants or     Acquisition  Acquisition         Cost         at 12/31/99
(Continued)                                        Principal Amount      Date         Date           (Note 2B)       (Note 2A)
================================================================================================================================
EAGLE PACIFIC INDUSTRIES, INC. -- O.T.C.
An extruder of small and medium diameter plastic pipe and tubing in the United States.
14% Senior Subordinated Note due 2007             $    1,708,500       9/16/99     $ 1,708,500      $1,708,500     $ 1,724,560
Warrant, exercisable until 2007, to purchase
  common stock at $.01 per share (B)                 101,505 shs.      9/16/99              --               1         387,343
------------------------------------------------------------------------------------------------------------------------------
                                                                                     1,708,500       1,708,501       2,111,903
                                                                                     -----------------------------------------
EVANS CONSOLES, INC.
A designer and manufacturer of consoles and control center systems.
Senior Secured Tranche A Floating Rate Note
  due 2005                                        $       640,000       3/2/98         635,136         640,000         636,544
8.85% Senior Secured Tranche A Note due 2005      $       640,000       3/2/98         596,096         640,000         593,920
11.75% Senior Secured Tranche B Note due 2006$            350,000       3/2/98         371,875         301,972         355,775
Common Stock (B)                                      13,524 shs.      2/11/98          38,000          47,691          38,153
Limited Partnership Interests of CM
  Equity Partners (B)                                 63,525 int.      2/11/98             508          63,525          50,820
Warrant, exercisable until 2006, to purchase
  common stock at $.01 per share (B)                  17,391 shs.       3/2/98             174          56,000             174
------------------------------------------------------------------------------------------------------------------------------
                                                                                     1,641,789       1,749,188       1,675,386
                                                                                     -----------------------------------------
EXAMINATION MANAGEMENT SERVICES, INC.
A national full-service evidence provider to the insurance industry and a provider of occupational health testing.
12% Senior Subordinated Note due 2007             $     1,116,867      3/16/99       1,073,421       1,030,049       1,053,764
Limited Partnership Interests (B)                  1,133,133 int.       3/1/99       1,019,820       1,133,133       1,019,820
Warrant, exercisable until 2007, to purchase
  common stock at $.01 per share (B)                  40,888 shs.      3/16/99          40,888          93,072          40,888
------------------------------------------------------------------------------------------------------------------------------
                                                                                     2,134,129       2,256,254       2,114,472
                                                                                     -----------------------------------------
FASTENERS FOR RETAIL, INC.
A designer and marketer of low-cost fastners for point of purchase displays and signage in retail environments.
12.5% Senior Subordinated Note due 2007           $     1,932,000     12/22/99       1,942,626       1,687,204       1,946,490
Class B Common Stock (B)                                 318 shs.     12/22/99         254,400         318,000         254,400
Warrant, exercisable until 2007, to purchase
  common stock at $.02 per share (B)                     312 shs.     12/22/99               3         245,034               3
------------------------------------------------------------------------------------------------------------------------------
                                                                                     2,197,029       2,250,238       2,200,893
                                                                                     -----------------------------------------
FLEMING ACQUISITION CORPORATION
A supplier of high-quality, premium printed labels for distilled spirits, wine, food and household products.
Common Stock (B)                                         270 shs.      4/28/95         609,908         135,000          12,887
Warrant, exercisable until 2005, to purchase
  common stock at $.01 per share (B)                     190 shs.      4/28/95          49,116          85,226           9,061
Incentive Warrant, exercisable until 2000, to
  purchase common stock at $.01 per share (B)             10 shs.      4/28/95           1,671           1,136             458
------------------------------------------------------------------------------------------------------------------------------
                                                                                       660,695         221,362          22,406
                                                                                     -----------------------------------------
GOLDEN BEAR OIL SPECIALTIES
A manufacturer of asphalt and specialty lubricating and processing oils.
17% Senior Subordinated Note due 2005             $     1,684,264      7/18/97       1,700,433       1,655,872       1,751,635
12% Preferred Stock                                      196 shs.      7/18/97          19,843         155,556         108,835
Common Stock (B)                                      10,400 shs.      7/18/97          43,369          38,920             104
Warrant, exercisable until 2005, to purchase
  common stock at $.001 per share (B)                 11,670 shs.      7/18/97             117          35,010             117
Warrant, exercisable until 2010, to purchase
  common stock at $.001 per share (B)                  8,556 shs.      7/18/97              86              --              86
------------------------------------------------------------------------------------------------------------------------------
                                                                                     1,763,848       1,885,358       1,860,777
                                                                                     -----------------------------------------

CONSOLIDATED SCHEDULE OF INVESTMENTS

     MASSMUTUAL PARTICIPATION INVESTORS
     ---------------------------------------------------------------------------
     December 31, 1999

                                                    Shares, Units,
                                                      Ownership,                  Fair Value at                     Fair Value
Corporate Restricted Securities: (A)                 Warrants or     Acquisition  Acquisition         Cost         at 12/31/99
(Continued)                                        Principal Amount      Date         Date           (Note 2B)       (Note 2A)
================================================================================================================================

GRAND LYON ENTERPRISES LLC
A manufacturer and marketer of Grand
  Lyon Bordeaux Ketchup.
Limited Liability Interests (B)                        2.50% int.      5/15/98     $   110,174      $  110,174     $        --
------------------------------------------------------------------------------------------------------------------------------

HAMILTON FUNERAL SERVICES
The largest privately held owner and
  operator of funeral homes in the United
  States.
15% Senior Subordinated Note due 2007             $     1,727,706      1/25/99       1,660,153       1,699,576       1,604,348
Warrant, exercisable until 2007, to purchase
  common stock at $1 per share (B)                   196,421 shs.      1/25/99           1,964          28,131           1,964
------------------------------------------------------------------------------------------------------------------------------
                                                                                     1,662,117       1,727,707       1,606,312
                                                                                     -----------------------------------------
HARTZELL MANUFACTURING, INC./CMS HOLDING COMPANY
A provider of contract engineering,
  manufacturing, and assembly services for
  a variety of industrial manufacturing
  companies.
12.5% Senior Subordinated Note due 2007           $    1,313,100         *           1,329,514       1,186,192       1,277,384
Common Stock (B)                                      31,769 shs.        *             269,075         398,889         299,167
Warrant, exercisable until 2007, to purchase
  common stock at $.01 per share (B)                  15,010 shs.        *               1,501         157,572           1,501
------------------------------------------------------------------------------------------------------------------------------
                                                                                     1,600,090       1,742,653       1,578,052
                                                                                     -----------------------------------------
HUDSON RIVER CAPITAL, LLC
An acquirer of controlling or substantial
  interests in manufacturing and
  marketing entities.
Series A Preferred Units (B)                          25,000 uts.      7/21/94         221,826         133,474         237,500
------------------------------------------------------------------------------------------------------------------------------

HUNTON & WILLIAMS
A major law firm in Richmond, Virginia.
9.84% Senior Secured Note due 2000                $        44,125     12/21/90          43,387          44,125          44,328
------------------------------------------------------------------------------------------------------------------------------

HUSSEY SEATING COMPANY
A manufacturer of spectator seating products.
Senior Secured Floating Rate Revolving
Note due 2003                                     $       675,000      6/12/96         668,385         675,000         662,425
Senior Secured Floating Rate Note 2003            $       825,000      6/12/96         822,401         825,000         808,710
10% Senior Secured Note due 2003                  $       243,750      6/12/96         237,315         243,750         238,729
12% Subordinated Secured Note due 2006            $       675,000      6/12/96         663,660         592,251         653,670
Warrant, exercisable until 2006, to purchase
 common stock at $.01 per share (B)                    1,776 shs.      6/12/96              18         112,500         155,828
------------------------------------------------------------------------------------------------------------------------------
                                                                                     2,391,779       2,448,501       2,519,362
                                                                                     -----------------------------------------
JACKSON PRODUCTS, INC.
A manufacturer and  distributor of a variety
  of industrial and highway safety products.
Common Stock (B)                                         217 shs.      8/16/95          21,702          21,702          89,065
Warrant, exercisable until 2005, to purchase
  common stock at $.01 per share (B)                     999 shs.      8/16/95          99,838          99,866         410,060
------------------------------------------------------------------------------------------------------------------------------
                                                                                       121,540         121,568         499,125
                                                                                     -----------------------------------------
KAPPLER SAFETY GROUP, INC.
A manufacturer of protective apparel for the
  industrial/safety, clean room and
  healthcare markets.
13% Senior Subordinated Note due 2004             $     1,667,000      12/2/96       1,692,505       1,569,415       1,604,654
Warrant, exercisable until 2004, to purchase
  common stock at $.01 per share (B)                  28,717 shs.      12/2/96          28,717         166,700             287
------------------------------------------------------------------------------------------------------------------------------
                                                                                     1,721,222       1,736,115       1,604,941
                                                                                     -----------------------------------------

* 4/18/97 and 10/7/98

--------------------------------------------------------------------------------
CONSOLIDATED SCHEDULE OF INVESTMENTS

     MASSMUTUAL PARTICIPATION INVESTORS
     ---------------------------------------------------------------------------
     December 31, 1999

                                                    Shares, Units,
                                                      Ownership,                  Fair Value at                     Fair Value
Corporate Restricted Securities: (A)                 Warrants or     Acquisition   Acquisition         Cost         at 12/31/99
(Continued)                                        Principal Amount      Date         Date           (Note 2B)       (Note 2A)
================================================================================================================================
LATIN  COMMUNICATIONS GROUP
An operator of Spanish-language media in North America.
5% Subordinated Note due 2005                        $     23,297       2/4/98     $    16,308      $   17,703     $    16,308
Common Stock (B)                                      49,295 shs.         *            350,569         413,242         462,137
--------------------------------------------------------------------------------------------------------------------------------
                                                                                       366,877         430,945         478,445
                                                                                   ---------------------------------------------
LIH INVESTORS, L. P.
A manufacturer and marketer of a broad line of external accessories for new and used sport utility vehicles, trucks and vans.
12.5% Senior Subordinated Note due 2006              $  2,036,000        **          1,771,320       1,736,337       1,794,530
Common Stock (B)                                      30,571 shs.        **            213,997         213,998         171,198
Warrant, exercisable until 2006, to purchase
 common stock at $.11 per share (B)                   57,402 shs.        **            286,597         318,838             574
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     2,271,914       2,269,173       1,966,302
                                                                                   ---------------------------------------------
LOUIS DREYFUS NATURAL GAS CORPORATION -- A.S.E.
An independent oil and gas company engaged principally in the acquisition, development and management of oil and gas properties.
Warrant, exercisable until 2004, to purchase
 common stock at $17.81 per share (B)                 51,671 shs.     12/27/91          24,857          19,356          98,841
--------------------------------------------------------------------------------------------------------------------------------

MAGNETIC DATA TECHNOLOGIES, INC./MDT HOLDINGS
A provider of post-sales services to electronic component manufacturers.
12% Senior Subordinated Note due 2007                $  1,600,000       4/9/99       1,561,760       1,259,117       1,280,000
Limited Partnership Interest of MDT
  Holdings LLC (B)                                     2.30% int.       4/9/99         585,900         651,000         325,500
Warrant, exercisable until 2007, to purchase
  common stock at $.01 per share (B)                 394,534 shs.       4/9/99           3,945         357,486           3,945
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     2,151,605       2,267,603       1,609,445
                                                                                   ---------------------------------------------
MAXTEC INTERNATIONAL CORP.
A manufacturer and distributor of remote control operating systems for overhead cranes.
Senior Floating Rate Revolving Credit
 Facility due 2001                                   $    230,773      6/28/95         230,773         230,773         230,773
Common Stock (B)                                      38,462 shs.      6/28/95          96,059         115,386         164,425
Warrant, exercisable from 1998 until 2005, to
 purchase common stock at $.01 per share (B)          19,795 shs.      6/28/95          49,325          85,714          84,447
--------------------------------------------------------------------------------------------------------------------------------
                                                                                       376,157         431,873         479,645
                                                                                   ---------------------------------------------
MERIT INDUSTRIES, INC.
A designer and manufacturer of coin-operated video and dart games.
12% Senior Subordinated Note due 2006                $  1,258,146      8/19/98       1,234,619       1,175,853         943,610
Limited Partnership Interest of
 Riverside X Holdings Company L.P. (B)                 3.76% int.        ***           498,806         554,229         277,114
Warrant, exercisable until 2006, to purchase
  limited partnership interests at $.01 per share (B)    927 int.      8/19/98               9          92,706               9
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     1,733,434       1,822,788       1,220,733
                                                                                   ---------------------------------------------
MICROFINANCIAL, INC.
A leasing company specializing in the leasing and rental of microticket business equipment.
12% Senior Subordinated Note due 2001                $    400,000      8/16/94         359,888         388,772         406,280

*2/14/95, 12/1/95, 2/27/96 and 2/4/98
**12/23/96 and 1/28/99
***8/12/98 and 8/11/99

--------------------------------------------------------------------------------
CONSOLIDATED SCHEDULE OF INVESTMENTS

     MASSMUTUAL PARTICIPATION INVESTORS
     ---------------------------------------------------------------------------
     December 31, 1999

                                                    Shares, Units,
                                                      Ownership,                    Fair Value at                   Fair Value
Corporate Restricted Securities: (A)                 Warrants or     Acquisition     Acquisition         Cost       at 12/31/99
(Continued)                                        Principal Amount      Date           Date           (Note 2B)     (Note 2A)
==============================================================================================================================
NEXELL THERAPEUTICS
A provider of cell therapy technology to the medical community.
Series B Convertible Preferred Stock                   2,250 shs.     11/24/99     $   219,807      $  2,250,000   $ 2,187,000
Warrant, exercisable until 2008, to purchase
  common stock at $3 per share (B)                        107,144     11/24/99           1,071                --         1,071
------------------------------------------------------------------------------------------------------------------------------
                                                                                       220,878         2,250,000     2,188,071
                                                                                      ----------------------------------------
NPC, INC.
A manufacturer of flexible connectors and equipment used in the installation of sewers and storm drain pipelines.
Senior Secured Floating Rate Revolving Note
 due 2006                                            $     61,017      6/25/99          61,017            61,017        61,017
Senior Secured Floating Rate Note due 2006           $  1,901,695      6/25/99       1,885,721         1,901,695     1,887,242
12% Senior Secured Tranche B Note due 2007           $    559,322      6/25/99         534,600           480,815       541,256
Limited Partnership Interest of Riverside XIII
 Holding Company L.P.                                  2.54% int.      6/11/99         194,110           194,110       155,288
Warrant, exercisable until 2007, to purchase
 common stock at $.01 per share (B)                      115 shs.      6/25/99          81,358            81,356             1
------------------------------------------------------------------------------------------------------------------------------
                                                                                     2,756,806         2,718,993     2,644,804
                                                                                    ------------------------------------------
NU HORIZONS ELECTRONICS CORP. -- O.T.C.
A distributor of high technology active and passive electronic devices.
8.25% Convertible Subordinated Note due
  2002, convertible into common stock
  at $9 per share                                    $    635,186      8/31/94         641,538           635,186       932,770
------------------------------------------------------------------------------------------------------------------------------

OLYMPIC BOAT CENTERS, INC.
An operator of boat dealerships in Washington state, Wisconsin, Minnesota and British Columbia.
12% Senior Subordinated Note due 2006                $  1,387,000       8/7/98       1,382,284         1,232,187     1,322,088
Limited Partnership Interest of Riverside VIII
 Holding Company L.P. (B)                              4.94% int.         *            480,026           533,363       480,026
Warrant, exercisable until 2007, to purchase
  common stock at $.01 per share (B)                  12,896 int.       8/7/98             129           175,200        15,553
------------------------------------------------------------------------------------------------------------------------------
                                                                                     1,862,439         1,940,750     1,817,667
                                                                                    ------------------------------------------
PACIFIC COAST FEATHER COMPANY
A manufacturer and marketer of natural fill and synthetic fill bed pillows and comforters.
15.5% Senior Subordinated Note due 2004              $  1,750,000      6/27/97       1,768,025         1,750,000     1,795,850
------------------------------------------------------------------------------------------------------------------------------

PAR ACQUISITION CORP.
A manufacturer of fuel handling systems for nuclear power plants and hazardous waste.
14.5% Senior Subordinated Note due 2000              $      4,166       2/5/93           4,160             4,166         4,166
8% Convertible Preferred Stock due 2001,
 convertible into common stock at $2 per share        83,333 shs.       2/5/93         166,667           166,667       183,333
Common Stock (B)                                     133,333 shs.       2/5/93         333,333           333,333       293,333
------------------------------------------------------------------------------------------------------------------------------
                                                                                       504,160           504,166       480,882
                                                                                    ------------------------------------------

*8/7/98 and 2/23/99

--------------------------------------------------------------------------------
CONSOLIDATED SCHEDULE OF INVESTMENTS

     MASSMUTUAL PARTICIPATION INVESTORS
     ---------------------------------------------------------------------------
     December 31, 1999

                                                    Shares, Units,
                                                      Ownership,                  Fair Value at                     Fair Value
Corporate Restricted Securities: (A)                 Warrants or     Acquisition   Acquisition         Cost         at 12/31/99
(Continued)                                        Principal Amount      Date         Date           (Note 2B)       (Note 2A)
================================================================================================================================
PHARMACEUTICAL BUYERS, INC.
A group purchasing organization which specializes in arranging and negotiating contracts for the purchase of pharmaceutical goods and medical equipment.
10.5% Senior Secured Note due 2005                $       293,705     11/30/95     $   306,070      $    293,705   $   297,935
10.5% Senior Secured Convertible Note
  due 2005, convertible into common stock
  at $50,000 per share                            $        97,500     11/30/95         102,668            97,500       105,300
Common Stock                                               3 shs.     11/30/95         113,906           169,000       106,392
------------------------------------------------------------------------------------------------------------------------------
                                                                                       522,644           560,205       509,627
                                                                                      ----------------------------------------
PIPING SUPPLY HOLDINGS, INC.
A distributor of industrial pipes, valves and fittings.
12.5% Senior Subordinated Note due 2007           $     1,834,000     12/14/99       1,848,672         1,590,258     1,844,087
Class B common stock (B)                                 352 shs.     12/14/99         316,440           351,600       316,440
Warrant, exercisable until 2007, to purchase
  common stock at $.01 per share (B)                     299 shs.     12/14/99               3           244,533             3
------------------------------------------------------------------------------------------------------------------------------
                                                                                     2,165,115         2,186,391     2,160,530
                                                                                    ------------------------------------------
PLAYCORE, INC -- A.S.E.
A manufacturer and distributor of home playground equipment and accessories.
12% Subordinated Note due 2005                    $     1,562,500      3/13/97       1,292,500         1,299,567     1,536,250
Limited Partnership Interest of Green
  Grass Capital II, LLC (B)                            2.98% int.      3/13/97         146,786           216,966       265,031
Warrant, exercisable until 2005, to purchase
  limited partnership interest of Green Grass
  Capital II LLC at $.01 per unit (B)                 74,022 uts.      3/13/97         265,887           340,361       480,551
------------------------------------------------------------------------------------------------------------------------------
                                                                                     1,705,173         1,856,894     2,281,832
                                                                                    ------------------------------------------
PRECISION DYNAMICS, INC.
A manufacturer of custom-designed solenoid valves and controls.
Senior Secured Floating Rate Revolving Credit
  Facility due 2003                               $       407,500      7/22/96         403,465           407,500       379,342
Senior Secured Floating Rate Term Note
  due 2003                                        $     1,255,100      7/22/96       1,242,800         1,255,100     1,184,562
12% Senior Secured Term Note due 2004             $       244,500      7/22/96         241,273           210,427       226,652
8% Preferred Stock                                       142 shs.      7/22/96         134,658           115,937        86,408
Common Stock (B)                                         299 shs.      7/22/96          10,849            14,489         7,106
Warrant, exercisable until 2004, to purchase
  common stock at $.01 per share (B)                     162 shs.      7/22/96               2            49,000         3,832
------------------------------------------------------------------------------------------------------------------------------
                                                                                     2,033,047         2,052,453     1,887,902
                                                                                    ------------------------------------------
PROCESS CHEMICALS, LLC
A speciality chemical company that manufactures process chemicals for the fertilizer, asphalt and concrete industries.
6% Redeemable Preferred Membership Interests           1,262 int.         *            124,205         1,307,687     1,250,410
Common Membership Interests                            4,932 int.         *             12,429            30,059       118,569
------------------------------------------------------------------------------------------------------------------------------
                                                                                       136,634         1,337,746     1,368,979
                                                                                      ----------------------------------------
PROTEIN GENETICS, INC.
A producer of bovine artificial insemination products, related breeding and healthcare products and specialty genetics sold to the dairy and beef industries.
11.67% Senior Secured Note due 2004               $       216,667      8/12/94         213,807           216,667       130,000
9.8% Redeemable Exchangable Preferred Stock            2,667 shs.      8/12/94         226,157           266,667        53,334
Common Stock (B)                                         497 shs.      8/12/94               5                --            37
------------------------------------------------------------------------------------------------------------------------------
                                                                                       439,969           483,334       183,371
                                                                                      ----------------------------------------

*7/31/97 and 1/4/99

--------------------------------------------------------------------------------
CONSOLIDATED SCHEDULE OF INVESTMENTS

     MASSMUTUAL PARTICIPATION INVESTORS
     ---------------------------------------------------------------------------
     December 31, 1999

                                                    Shares, Units,
                                                      Ownership,                    Fair Value at                   Fair Value
Corporate Restricted Securities: (A)                 Warrants or     Acquisition     Acquisition         Cost       at 12/31/99
(Continued)                                        Principal Amount      Date           Date           (Note 2B)     (Note 2A)
================================================================================================================================

RAILTEX, INC. -- O.T.C.
An operator of short-line railroads in the Midwest, West and Canada.
12% Senior Subordinated Note due 2002             $       750,000      2/16/93     $   799,575      $    750,000   $   770,175
Common Stock (B)                                      17,750 shs.      2/16/93         170,400           170,400       301,416
------------------------------------------------------------------------------------------------------------------------------
                                                                                       969,975           920,400     1,071,591
                                                                                      ----------------------------------------
RENT-WAY, INC. -- O.T.C.
An operator of rent-to-own stores across the United States.
Warrant, exercisable until 2002, to purchase
  common stock at $9.94 per share (B)                 10,000 shs.      7/18/95             100                --        87,137
------------------------------------------------------------------------------------------------------------------------------

SAFETY  SPEED  CUT  MANUFACTURING
A manufacturer of vertical panel saws and routers for the wood working industry.
12% Senior Secured Tranche A Note due 2007        $     1,938,267       6/2/99       1,938,267         1,938,267     1,926,831
12% Senior Secured Tranche B Note due 2007        $       646,089       6/2/99         646,089           646,089       618,824
Class B common stock (B)                                 846 shs.       6/2/99         146,456           146,456       117,165
------------------------------------------------------------------------------------------------------------------------------
                                                                                     2,730,812         2,730,812     2,662,820
                                                                                     -----------------------------------------
SHARP INTERNATIONAL  CORP.
A designer and distributer of wrist watches, clocks, pens and mechanical pencils.
11% Subordinated Debenture due 2006               $     1,100,000      7/10/98       1,054,130         1,084,914       110,000
11% Subordinated Debenture due 2008               $     1,150,000      3/26/99       1,136,890         1,132,290       115,000
Warrants, exercisable until 2006 and 2008, to
  purchase common stock at $.01 per share (B)         39,860 shs.         *                398            32,796            --
------------------------------------------------------------------------------------------------------------------------------
                                                                                     2,191,418         2,250,000       225,000
                                                                                     -----------------------------------------
SNYDER INDUSTRIES, INC.
A manufacturer of proprietary rotationally molded polyethylene containers.
12.5% Senior Subordinated Note due 2007           $     2,250,000      12/6/99       2,186,550         1,974,392     2,178,225
Warrant, exercisable until 2007, to purchase
  common stock at $.01 per share (B)                     369 shs.      12/6/99               4           306,818             4
------------------------------------------------------------------------------------------------------------------------------
                                                                                     2,186,554         2,281,210     2,178,229
                                                                                     -----------------------------------------
STAR INTERNATIONAL, INC.
A manufacturer of commercial cooking appliances.
9.65% Senior Secured Note due 2004                $       293,283      5/27/94         293,283           293,283       290,497
10.5% Subordinated Note due 2004                  $       179,104      5/27/94         179,104           179,104       173,140
Common Stock (B)                                        1077 shs.      5/27/94          64,904            64,904        65,997
Warrant, exercisable until 2004, to purchase
  common stock at $.01 per share (B)                     806 shs.      5/27/94               8                --        49,382
------------------------------------------------------------------------------------------------------------------------------
                                                                                       537,299           537,291       579,016
                                                                                     -----------------------------------------
THE TRANZONIC COMPANIES
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
12.5% Senior Subordinated Note due 2006           $     1,356,000       2/5/98       1,381,086         1,192,102     1,369,289
Common Stock (B)                                         315 shs.       2/5/98         283,500           315,000       283,500
Warrants to purchase shares of Class B
  common stock at .01 per share (B)                      222 shs.       2/5/98               2           184,416       32,622
------------------------------------------------------------------------------------------------------------------------------
                                                                                     1,664,588         1,691,518     1,685,411
                                                                                     -----------------------------------------

*7/10/98 and 3/26/99

--------------------------------------------------------------------------------
CONSOLIDATED SCHEDULE OF INVESTMENTS

     MASSMUTUAL PARTICIPATION INVESTORS
     ---------------------------------------------------------------------------
     December 31, 1999

                                                    Shares, Units,
                                                      Ownership,                  Fair Value at                      Fair Value
Corporate Restricted Securities: (A)                 Warrants or     Acquisition   Acquisition          Cost         at 12/31/99
(Continued)                                        Principal Amount      Date          Date           (Note 2B)       (Note 2A)
================================================================================================================================
TIDEWATER  HOLDINGS, INC.
An operator of a barge transportation line on the Columbia/Snake River system.
Convertible Preferred Stock, convertible into
  common stock at $1,000 per share (B)                   560 shs.      7/25/96     $   504,000      $    560,000    $  583,934
Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                     237 shs.      7/25/96              21            24,103       247,002
------------------------------------------------------------------------------------------------------------------------------
                                                                                       504,021           584,103       830,936
                                                                                   -------------------------------------------
TRANSMONTAIGNE  OIL COMPANY -- A.S.E.
An independent petroleum products marketing company.
12.75% Senior Subordinated Debenture
  due 2000                                        $       600,000      3/28/91         637,140           591,854       618,720
Common Stock (B)                                     203,165 shs.         *            314,108           598,597     1,208,832
Warrant, exercisable until 2001, to purchase
  common stock at $3.60 per share (B)                 74,606 shs.      3/28/91           7,461            42,000       215,611
------------------------------------------------------------------------------------------------------------------------------
                                                                                       958,709         1,232,451     2,043,163
                                                                                   -------------------------------------------
TREND TECHNOLOGIES, INC.
A manufacturer and assembler of plastic injection molded parts.
12% Subordinated Note due 2005                    $     1,256,800      3/21/97       1,296,389         1,255,236     1,139,792
10% Junior Subordinated Note Due 2000             $       216,287     11/30/99         216,287           216,287       206,749
Limited Partnership Interest of
  Riverside V Holding Company L.P.                     4.13% int.      **              471,014           387,923       310,329
Limited Partnership Interest of
  Riverside V-A Holding Company L.P.                   4.13% int.      **            1,075,446           834,147       625,637
Warrant, exercisable until 2005, to purchase
  common stock at $.01 per share (B)                   1,565 uts.      3/21/97           1,565             1,565           157
------------------------------------------------------------------------------------------------------------------------------
                                                                                     3,060,701       2,695,158     2,282,664
                                                                                   -------------------------------------------
TRIDEX CORP.-- O.T.C.
A designer and manufacturer of point-of-sale monitors and keyboards used by retailers and restaurants.
12% Senior Subordinated Note due 2005             $     1,500,000      4/17/98          15,000          1,500,000       300,000
Common Stock (B)                                      35,714 shs.      4/17/98         249,998           249,998        29,018
Warrant, exercisable until 2005, to purchase
  common stock at $2.03 per share (B)                109,091 shs.      5/26/98              --                 1         1,091
------------------------------------------------------------------------------------------------------------------------------
                                                                                       264,998         1,749,999       330,109
                                                                                   -------------------------------------------
TRUSEAL TECHNOLOGIES, INC.
A manufacturer of sealant systems for the North American window and door market.
12.25% Senior Subordinated Note due 2006          $     1,338,000      6/23/97       1,367,168         1,185,246     1,304,015
Limited Partnership Interests (B)                      5.02% int.      6/17/97         371,070           412,300       371,070
Warrant, exercisable until 2006, to purchase
  limited partnership interests at $.01 per share        630 uts.      6/23/97               6           188,536             6
------------------------------------------------------------------------------------------------------------------------------
                                                                                     1,738,244         1,786,082     1,675,091
                                                                                   -------------------------------------------
U.S. NETTING, INC.
A manufacturer of plastic netting for a wide variety of industries.
11% Senior Secured Note due 2005                  $       629,100       5/3/95         695,659           629,100       377,020
12% Subordinated Note due 2005                    $       326,200       5/3/95         367,008           313,925       204,821
Common Stock (B)                                       2,457 shs.       5/3/95          81,376           195,720         2,457
Warrant, exercisable until 2005, to purchase
  common stock at $.01 per share (B)                   1,398 shs.       5/3/95          46,291            17,971            14
------------------------------------------------------------------------------------------------------------------------------
                                                                                     1,190,334         1,156,716       584,312
                                                                                   -------------------------------------------

*3/28/91, 12/18/91, 9/30/92, 9/30/93, 9/30/94, 3/31/95 and 5/9/95
**3/21/97, 10/16/97, 11/19/97 and 3/12/99

--------------------------------------------------------------------------------
CONSOLIDATED SCHEDULE OF INVESTMENTS

     MASSMUTUAL PARTICIPATION INVESTORS
     ---------------------------------------------------------------------------
     December 31, 1999

                                                    Shares, Units,
                                                      Ownership,                   Fair Value at                     Fair Value
Corporate Restricted Securities: (A)                 Warrants or     Acquisition    Acquisition         Cost         at 12/31/99
(Continued)                                        Principal Amount      Date          Date           (Note 2B)       (Note 2A)
================================================================================================================================
UNIDIGITAL, INC.
A provider within the digital image and digital media services sector.
14% Senior Subordinated Note due 2006             $     2,250,000     09/14/99     $ 2,189,025      $  2,137,500   $ 2,196,000
Warrant, exercisable until 2006, to purchase
  limited partnership interests at $5.425
  per unit (B)                                        77,640 shs.     09/14/99             776           112,500           776
------------------------------------------------------------------------------------------------------------------------------
                                                                                     2,189,801         2,250,000     2,196,776
                                                                                   -------------------------------------------
UNIPAC CORPORATION
A manufacturer of laminated materials which are used to seal a variety of packaging containers.
Limited Partnership Interest of Riverside II
  Holding Company L.P. (B)                            25,481 uts.         *            223,548            25,481            --
------------------------------------------------------------------------------------------------------------------------------

US AIRWAYS GROUP -- N.Y.S.E.
A domestic and international airline.
10.8% Series A Secured Loan Certificates
  due 2003                                        $       320,209      6/29/94         272,177           296,877       325,588
------------------------------------------------------------------------------------------------------------------------------

VICTORY VENTURES, LLC
An acquirer of controlling or substantial interests in other entities.
Series A Preferred Units (B)                           2,817 uts.      12/2/96           3,175             6,849         5,635
------------------------------------------------------------------------------------------------------------------------------

VITEX PACKAGING, INC.
A manufacturer of specialty packaging, primarily envelopes and tags used on tea bags.
Senior Secured Floating Rate Revolving Credit
  Facility due 2003                               $       504,787       1/2/98         500,748           504,787       502,162
Senior Secured Floating Rate Tranche A
  Note due 2005                                   $     1,029,000       1/2/98         630,089         1,029,000     1,022,722
12% Senior Secured Tranche B Note due 2007        $       336,000       1/2/98         339,394           310,800       324,139
Senior Secured Floating Rate Tranche C
  Note due 2006                                   $       646,000      9/17/99         636,772           636,771        646,000
Limited Partnership Interest of Riverside VI
  Holding Company L.P.                                  0.03% int.       **              1,588           198,501       158,801
Warrant, exercisable until 2007, to purchase
  common stock at $.01 per share (B)                      59 shs.       1/2/98               1            34,430             1
------------------------------------------------------------------------------------------------------------------------------
                                                                                     2,108,592         2,714,289     2,653,825
                                                                                   -------------------------------------------
Sub-Total Private Placement Investments                                            $89,947,192        98,158,168    85,979,889
                                                                                   ===========--------------------------------

*2/9/96 and 9/25/96
**12/30/97 and 9/9/99

--------------------------------------------------------------------------------
CONSOLIDATED SCHEDULE OF INVESTMENTS

     MASSMUTUAL PARTICIPATION INVESTORS
     ---------------------------------------------------------------------------
     December 31, 1999

Corporate Restricted Securities: (A)                                         Shares or                  Market Value
(Continued)                                        Interest      Due         Principal     Cost         at 12/31/99
Rule 144A Securities -- 8.81%: (A)                   Rate        Date         Amount     (Note 2B)       (Note 2A)
====================================================================================================================
BONDS -- 5.75%
Atlantic Coast Airlines, Inc.                        8.750%    01/01/07    $  682,423   $    683,352    $   627,590
Climachem, Inc.                                     10.750     12/01/07       100,000         96,000         25,000
Cuddy International Corp.                           10.750     12/01/07       470,000        462,978        282,000
Enserch Exploration, Inc.                            7.540     01/02/09       909,267        909,267        787,652
Paribas Capital Funding LLC                          7.710     06/15/10     1,750,000      1,750,000      1,741,425
T C W Leveraged Income Trust, LP                     8.410     03/31/04     1,500,000      1,500,000      1,428,450
Winsloew Escrow Corporation                         12.750     08/15/07       700,000        683,403        683,004
-------------------------------------------------------------------------------------------------------------------
Total Bonds                                                                $6,111,690      6,085,000      5,575,121
                                                                           ==========------------------------------
CONVERTIBLE BONDS -- 2.52%
Arbor Software Corporation                           4.500%    03/15/05    $  100,000        100,000         94,500
Commscope, Inc.                                      4.000     12/15/06       125,000        125,000        133,882
Echostar Communications, Inc.                        4.875     01/01/07       600,000        600,000        731,178
General Semiconductor, Inc.                          5.750     12/15/06       400,000        400,000        422,000
I2 Technologies, Inc.                                5.250     12/15/06       350,000        350,000        500,937
Liberty Media                                        4.000     11/15/29       455,000        455,000        561,925
-------------------------------------------------------------------------------------------------------------------
Total Convertible Bonds                                                    $2,030,000      2,030,000      2,444,422
                                                                           ==========------------------------------
CONVERTIBLE PREFERRED STOCK -- 0.51%
D T Industries, Inc.                                                           20,000      1,000,000        500,000
-------------------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stock                                                          1,000,000        500,000
                                                                                           ------------------------
WARRANTS -- 0.03%
Energy Conversion Devices, Inc. (B)                                            16,216             --         30,405
Winsloew Escrow Corporation (B)                                                   700              7              7
-------------------------------------------------------------------------------------------------------------------
Total Warrants                                                                                     7         30,412
                                                                                           ------------------------
Total Rule 144A Securities                                                                 9,115,007      8,549,955
-------------------------------------------------------------------------------------------------------------------
Total Corporate Restricted Securities                                                    107,273,175     94,529,844
-------------------------------------------------------------------------------------------------------------------

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     MASSMUTUAL PARTICIPATION INVESTORS
     ---------------------------------------------------------------------------
     December 31, 1999

                                                                    Shares or                      Market Value
                                            Interest     Due        Principal          Cost        at 12/31/99
Corporate Public Securities: -- 24.32% (A)    Rate       Date         Amount         (Note 2B)      (Note 2A)
===============================================================================================================
BONDS -- 10.84%
Airplanes Pass Thru Trust                     8.150%   03/15/19    $ 1,425,314      $ 1,424,054    $ 1,324,501
Canadian Airlines Corporation                10.000    05/01/05        230,000          230,500        181,700
Derby Cycle Corp.                            10.000    05/15/08        425,000          425,000        238,000
Doe Run Resources Corp                       12.231    03/15/03        150,000          127,125        141,000
Doe Run Resources Corp                       11.250    03/15/05        140,000          122,500        131,250
GFSI, Inc.                                    9.625    03/01/07        125,000          103,443         77,500
Grove Worldwide                               9.250    05/01/08        265,000          231,175         79,500
Haynes International, Inc.                   11.625    09/01/04        580,000          522,950        503,150
Hexcel Corporation                            9.750    01/15/09        450,000          450,000        378,000
Jordan Industries, Inc.                      10.375    08/01/07        300,000          300,000        300,000
Jordan Telecom Products                       9.875    08/01/07      1,550,000        1,518,298      1,674,000
Jordan Telecom Products                       0.000    08/01/07        575,000          491,625        621,000
Kevco, Inc.                                  10.375    12/01/07        225,000          123,750         56,250
M J D Communications, Inc.                    9.500    05/01/08         75,000           75,000         70,875
M J D Communications, Inc.                   10.321    05/01/08        200,000          200,000        187,176
MCMS, Inc                                     9.750    03/01/08        500,000          500,000        250,000
Morris Materials Handling                     9.500    04/01/08        300,000          300,000         99,000
Neff Corp.                                   10.250    06/01/08        120,000          118,812        115,200
Northwest Airlines Corp.                      8.970    01/02/15        947,419          947,419        952,345
Numatics, Inc                                 9.625    04/01/08        560,000          547,144        420,000
Pillotex Corporation                         10.000    11/15/06         50,000           51,500         23,000
Quality Stores, Inc                          10.625    04/01/07        300,000          293,250        276,000
Therma-Wave, Inc.                            10.625    05/15/04        510,000          480,625        525,300
United Refining Company                      10.750    06/15/07        980,000          980,000        607,600
W R Carpenter North America                  10.625    06/15/07        550,000          556,344        313,500
Wavetek Corporation                          10.125    06/15/07        110,000          110,000         90,338
WEC Co., Inc.                                12.000    07/15/09        750,000          750,000        697,500
Worldtex, Inc.                                9.625    12/15/07        225,000          225,000        182,250
--------------------------------------------------------------------------------------------------------------
Total Bonds                                                        $12,617,733       12,205,514     10,515,935
                                                                   -------------------------------------------
COMMON STOCK -- 9.84%
Agency.com Inc. (B)                                                      2,625           68,250        133,875
Agilent Technologies, Inc. (B)                                           8,925          267,750        690,019
Akamai Technologies, Inc. (B)                                            1,750           45,500        573,344
American Country Holdings Inc. (B)                                      54,000          188,722         43,875
Associated Materials, Inc.                                              23,512          270,423        385,009
Benson Petroleum, LTD. (B)                                             100,000           77,204         86,130
BP Prudhoe Bay Royalty Trust                                            13,190          183,879        119,534
Budget Group, Inc. (B)                                                  47,164          986,991        427,424
Cacheflow, Inc. (B)                                                      1,750           42,000        228,703
Caliper Technologies Corp. (B)                                             350            5,600         23,363
Career Blazers, Inc. (B)                                                45,000          247,500        405,000
Chartered Semiconductor-- ADR (B)                                          700           14,000         51,100
Cobalt Networks, Inc. (B)                                                  437            9,614         47,360
Computer Horizons Corp. (B)                                             11,668          139,221        188,876
Data Return Corp. (B)                                                    3,500           45,500        187,250
Deltathree.com, Inc. (B)                                                 2,450           36,750         63,087
Digimarc Corp. (B)                                                         350            7,000         17,500
Digital Impact, Inc. (B)                                                   437            6,555         21,899
Dreamlife, Inc. (B)                                                     21,875          243,469        351,367
E-Stamp Corp. (B)                                                        5,250           89,250        116,813
eBenX Inc. (B)                                                           1,000           20,000         45,250
El Sitio, Inc. (B)                                                       2,500           40,000         91,875
Epcos AG (B)                                                             7,000          233,338        522,812
eSPEED, Inc.-- Class A (B)                                               1,000           22,000         35,563

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     MASSMUTUAL PARTICIPATION INVESTORS
     ---------------------------------------------------------------------------
     December 31, 1999

                                                                      Shares or                         Market Value
Corporate Public Securities: (A)            Interest                  Principal          Cost            at 12/31/99
(Continued)                                   Rate      Due Date        Amount         (Note 2B)         (Note 2A)
====================================================================================================================
Expedia, Inc.-- Class A (B)                                              1,400       $    19,600        $    49,000
Finisar Corp. (B)                                                          875            16,625             78,641
FreeMarkets, Inc. (B)                                                    2,500           120,000            853,281
Florist Transworld Delivery, Inc. (B)                                    9,374            13,754            187,480
GetThere.com, Inc. (B)                                                   1,750            28,000             70,438
Hosiery Corporation of America (B)                                         500                --             20,125
iManage, Inc. (B)                                                          350             3,850             11,244
Immersion Corp. (B)                                                        875            10,500             33,578
Intertrust Technologies Corp. (B)                                          875            15,750            102,923
JNI Corp. (B)                                                            1,750            33,250            115,500
Jupiter Communications, Inc. (B)                                         2,625            55,125             79,406
Korea Thrunet Co., Ltd. (B)                                              1,050            18,900             71,269
Maxygen Inc. (B)                                                         1,050            16,800             74,550
McAfee.com Corp. (B)                                                       875            10,500             39,375
MedicaLogic, Inc. (B)                                                    5,000            85,000            105,000
Metalink Ltd. (B)                                                        1,750            21,000             35,656
Metasolv Software, Inc. (B)                                              1,750            33,250            143,063
Netratings Inc. (B)                                                      1,000            17,000             48,125
Next Level Communication, Inc. (B)                                       1,137            22,740             85,133
Official Payments Corp. (B)                                              1,750            26,250             91,000
OnDisplay, Inc. (B)                                                        175             4,900             15,903
Pfsweb Inc. (B)                                                            700            11,900             26,250
Preview Systems, Inc. (B)                                                1,000            21,000             64,875
Quintus Corp. (B)                                                        3,500            63,000            160,563
Rainmaker Systems, Inc. (B)                                              1,750            14,000             35,438
Rent-Way, Inc. (B)                                                      60,362           600,002          1,128,015
SciQuest.com, Inc. (B)                                                     875            14,000             69,563
Swiss Army Brands, Inc. (B)                                             21,000           212,150            149,625
Sycamore Networks, Inc. (B)                                              1,225            46,550            377,300
TeleCorp PCS, Inc. (B)                                                     700            14,000             26,600
Terra Networks, S.A. (B)                                                 1,750            23,467             95,812
Tritel, Inc. (B)                                                           875            15,750             27,727
Triton PCS Holdings, Inc.-- Class A (B)                                  1,400            25,200             63,700
VA Linux Systems, Inc. (B)                                                 500            15,000            103,312
Xpedior Incorporated (B)                                                 1,750            33,250             50,312
-------------------------------------------------------------------------------------------------------------------
Total Common Stock                                                     492,231         4,972,579          9,546,810
                                                                    -----------------------------------------------
CONVERTIBLE BONDS -- 3.24%
Advanced Energy                              5.250%     11/15/06    $  375,000           374,563            446,250
Arbor Software Corporation                   4.500      03/15/05        30,000            21,300             28,350
Clear Channel Communications                 1.500      12/01/02       500,000           500,000            512,280
Diamond Offshore Drilling                    3.750      02/15/07       460,000           455,267            464,168
Kellstorm Industries, Inc.                   5.500      06/15/03       500,000           427,231            331,720
Mindspring Enterprises, Inc                  5.000      04/15/06       565,000           495,838            540,988
Network Associates, Inc.                     0.000      02/13/18     1,600,000           540,586            611,456
Tower Automotive, Inc.                       5.000      08/01/04       250,000           226,250            205,823
-------------------------------------------------------------------------------------------------------------------
Total Convertible Bonds                                             $4,280,000         3,041,035          3,141,035
                                                                    ==========-------------------------------------
CONVERTIBLE PREFERRED STOCK -- 0.40%
Emmis Communications                                                     3,645           182,250            289,777
PSINet Inc.                                                              1,670            83,500             97,069
-------------------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stock                                                        265,750            386,846
                                                                                      -----------------------------
-------------------------------------------------------------------------------------------------------------------
Total Corporate Public Securities                                                     20,484,878         23,590,626
                                                                                      -----------------------------

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     MASSMUTUAL PARTICIPATION INVESTORS
     ---------------------------------------------------------------------------
     December 31, 1999

                                                                                                       Market Value
Corporate Public Securities: (A)            Interest      Due       Principal             Cost          at 12/31/99
(Continued)                                Rate/Yield     Date        Amount            (Note 2B)       (Note 2A)
====================================================================================================================
SHORT - TERM SECURITIES:
COMMERCIAL PAPER -- 6.61%
American Electric Power Company, Inc.        6.461%     01/18/00   $ 1,845,000     $   1,839,463      $   1,839,465
Conagra, Inc.                                6.945      01/05/00       180,000           179,863            179,863
Conagra, Inc.                                7.119      01/12/00       590,000           588,738            588,737
Indiana Michigan Power Company               5.684      01/06/00     1,590,000         1,588,763          1,588,760
Safeway, Inc.                                5.579      01/03/00     2,220,000         2,219,322          2,218,979
-------------------------------------------------------------------------------------------------------------------
Total Short-Term Securities                                        $ 6,425,000         6,416,149          6,415,804
                                                                   ===========-------------------------------------

Total Investments          128.37%                                                 $ 134,174,202        124,536,274
                                                                                   =============-------------------
Other Assets                 2.57                                                                         2,495,987
Liabilities                (30.94)                                                                      (30,017,605)
-------------------------------------------------------------------------------------------------------------------
Total Net Assets           100.00%                                                                    $  97,014,656
===================================================================================================================

(A) In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.

(B) Non-income producing security.

See notes to financial statements

                                                                                                        Fair Value
                                                                                                        at 12/31/99
Corporate Restricted Securities                                                                          (Note 2A)
===================================================================================================================
AUTOMOBILE -- 3.81%
America's Body Co./LCP Holding Co.                                                                      $ 1,728,300
LIH Investors, L.P.                                                                                       1,966,302
-------------------------------------------------------------------------------------------------------------------
                                                                                                          3,694,602
                                                                                                        -----------
BEVERAGE, FOOD & TOBACCO -- 3.24%
Associated Vintage Group, Inc.                                                                               83,375
Beta Brands, Inc.                                                                                         1,345,333
Cains Foods, L.P.                                                                                         1,715,901
Grand Lyon Enterprises                                                                                            0
-------------------------------------------------------------------------------------------------------------------
                                                                                                          3,144,609
                                                                                                        -----------
BROADCASTING & ENTERTAINMENT -- 1.83%
Echostar Communications                                                                                     731,178
Latin Communications Group                                                                                  478,445
Liberty Media                                                                                               561,925
-------------------------------------------------------------------------------------------------------------------
                                                                                                          1,771,548
                                                                                                        -----------
BUILDINGS & REAL ESTATE -- 1.73%
Truseal Technologies, Inc.                                                                                1,675,091
-------------------------------------------------------------------------------------------------------------------
                                                                                                          1,675,091
                                                                                                        -----------
CARGO TRANSPORT -- 1.96%
RailTex, Inc.                                                                                             1,071,591
Tidewater Holdings, Inc.                                                                                    830,936
-------------------------------------------------------------------------------------------------------------------
                                                                                                          1,902,527
                                                                                                        -----------
CHEMICAL, PLASTICS & RUBBER -- 4.89%
AccTech, LLC                                                                                                 91,125
Contico International, Inc.                                                                                 415,120
Process Chemicals, LLC                                                                                    1,368,979
Trend Technologies, Inc.                                                                                  2,282,664
U.S. Netting, Inc.                                                                                          584,312
-------------------------------------------------------------------------------------------------------------------
                                                                                                          4,742,200
                                                                                                        -----------
CONSUMER PRODUCTS -- 5.77%
Alpha Shirt Company                                                                                       2,136,451
Consumer Product Enterprises, Inc.                                                                        1,137,510
Corvest Group, Inc.                                                                                       2,095,060
Sharp International Corp.                                                                                   225,000
-------------------------------------------------------------------------------------------------------------------
                                                                                                          5,594,021
                                                                                                        -----------
CONTAINERS, PACKAGING & GLASS -- 5.53%
C & K Manufacturing and Sales Company                                                                       511,565
Capitol Specialty Plastics, Inc.                                                                                201
Fleming Acquisition Corporation                                                                              22,406
Snyder Industries, Inc.                                                                                   2,178,229
Vitex Packaging, Inc.                                                                                     2,653,825
-------------------------------------------------------------------------------------------------------------------
                                                                                                          5,366,226
                                                                                                        -----------

26

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CONSOLIDATED SCHEDULE OF INVESTMENTS

     MASSMUTUAL PARTICIPATION INVESTORS
     ---------------------------------------------------------------------------
     December 31, 1999

                                                                    Fair Value
                                                                    at 12/31/99
Corporate Restricted Securities (Continued)                         (Note 2A)
================================================================================
DIVERSIFIED/CONGLOMERATE - MANUFACTURING  -- 21.28%
Commscope, Inc.                                                     $   133,882
D T Industries, Inc.                                                    500,000
Eagle Pacific Industries, Inc.                                        2,111,903
Energy Conversion Devices Inc.                                           30,405
Evans Consoles, Inc.                                                  1,675,386
Hartzell Manufacturing, Inc./
 CMS Holding Company                                                  1,578,052
Hudson River Capital, LLC                                               237,500
Hussey Seating Company                                                2,519,362
Jackson Products, Inc.                                                  499,125
Kappler Safety Group, Inc.                                            1,604,941
Maxtec International Corp.                                              479,645
NPC, Inc.                                                             2,644,804
Pacific Coast Feather Company                                         1,795,850
PAR Acquisition Corp.                                                   480,832
Safety Speed Cut Manufacturing                                        2,662,820
The Tranzonic Companies                                               1,685,411
--------------------------------------------------------------------------------
                                                                     20,639,918
                                                                    ------------
DIVERSIFIED/CONGLOMERATE, SERVICE -- 7.77%
Diversco, Inc./DHI Holdings, Inc.                                     1,656,919
Examination Management Services, Inc.                                 2,114,472
Hamilton Funeral Services                                             1,606,312
Hunton & Williams                                                        44,328
Magnetic Data Technologies, Inc./
 MDT Holdings LLC                                                     1,609,445
Pharmaceutical Buyers, Inc.                                             509,627
--------------------------------------------------------------------------------
                                                                      7,541,103
                                                                    ------------
ELECTRONICS -- 9.41%
Arbor Software Corporation                                               94,500
Averstar, Inc.                                                          591,983
Directed Electronics, Inc.                                            2,169,333
General Semiconductor, Inc.                                             422,000
I2 Technologies, Inc.                                                   500,937
Nu Horizons Electronics Corp.                                           932,770
Precision Dynamics, Inc.                                              1,887,902
Tridex Corp.                                                            330,109
Unidigital, Inc.                                                      2,196,776
--------------------------------------------------------------------------------
                                                                      9,126,310
                                                                    ------------
FARMING & AGRICULTURE -- 0.48%
Cuddy International Corp.                                               282,000
Protein Genetics, Inc.                                                  183,371
--------------------------------------------------------------------------------
                                                                        465,371
                                                                    ------------
FINANCE -- 2.21%
Microfinancial, Inc.                                                    406,280
Paribas Capital Funding LLC                                           1,741,425
--------------------------------------------------------------------------------
                                                                      2,147,705
                                                                    ------------
HEALTHCARE, EDUCATION & CHILDCARE -- 2.26%
Nexell Therapeutics                                                   2,188,071
--------------------------------------------------------------------------------
                                                                      2,188,071
                                                                    ------------
HOME & OFFICE FURNISHINGS, HOUSEWARES
AND DURABLE CONSUMER PRODUCTS -- 3.24%
Catalina Lighting, Inc.                                                 364,838
Fasteners for Retail, Inc.                                            2,200,893
Star International Holdings, Inc.                                       579,016
--------------------------------------------------------------------------------
                                                                      3,144,747
                                                                    ------------
LEISURE, AMUSEMENT, ENTERTAINMENT -- 6.48%
Adventure Entertainment Corporation                                     970,706
CDnow, Inc.                                                                 139
Merit Industries, Inc.                                                1,220,733
Olympic Boat Centers, Inc.                                            1,817,667
Playcore, Inc                                                         2,281,832
--------------------------------------------------------------------------------
                                                                      6,291,077
                                                                    ------------
MINING, STEEL, IRON & NON - PRECIOUS METALS -- 1.22%
Better Minerals & Aggregates                                          1,184,353
--------------------------------------------------------------------------------
                                                                      1,184,353
                                                                    ------------
MISCELLANEOUS -- 5.25%
Climachem, Inc.                                                          25,000
Enserch Exploration, Inc.                                               787,652
Piping Supply Holdings, Inc.                                          2,160,530
T C W Leveraged Income Trust, LP                                      1,428,450
Victory Ventures, LLC                                                     5,635
Winsloew Escrow Corporation                                             683,011
--------------------------------------------------------------------------------
                                                                      5,090,278
                                                                    ------------
OIL AND GAS -- 4.75%
Applied Process Solutions, Inc.                                         609,947
Chaparral Resources, Inc.                                                   291
Golden Bear Oil Specialties                                           1,860,777
Louis Dreyfus Natural Gas Corporation                                    98,841
TransMontaigne Oil Company                                            2,043,163
--------------------------------------------------------------------------------
                                                                      4,613,019
                                                                    ------------
PERSONAL TRANSPORTATION -- 0.98%
Atlantic Coast Airlines Inc.                                            627,590
US Airways Group                                                        325,588
--------------------------------------------------------------------------------
                                                                        953,178
                                                                    ------------
RETAIL STORES -- 3.35%
A T I Acquisition Corporation                                         2,552,533
Discount Auto Parts                                                     614,220
Rent-Way, Inc.                                                           87,137
--------------------------------------------------------------------------------
                                                                      3,253,890
                                                                    ------------
Total Corporate Restricted
Securities -- 97.44%                                                $94,529,844
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

     MASSMUTUAL PARTICIPATION INVESTORS
     ---------------------------------------------------------------------------
     December 31, 1999

1. HISTORY

MassMutual Participation Investors (the "Trust") was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988.

The Trust is a closed-end diversified management investment company, whose investment objective is to maximize total return by providing a high level of current income, the potential for growth of such income, and capital appreciation, by investing primarily in a portfolio of privately placed fixed-income securities, at least half of which normally will include equity features.

On January 27, 1998, the Board of Trustees authorized the formation of a totally held subsidiary ("MMPI Subsidiary Trust") for the purpose of holding certain investments. The results of MMPI Subsidiary Trust have been consolidated in the accompanying financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of the financial statements in conformity with generally accepted accounting principles.

A. Valuation of Investments:

Valuation of a security in the Trust's portfolio is made on the basis of market price whenever market quotations are readily available and all securities of the same class held by the Trust can be readily sold in such market.

Nearly all securities which are acquired by the Trust directly from the issuers and shares into which such securities may be converted or which may be purchased on the exercise of warrants attached to such securities will be subject to legal or contractual delays in or restrictions on resale and will therefore be "restricted securities". Generally speaking, as contrasted with open-market sales of unrestricted securities which may be effected immediately if the market is adequate, restricted securities can be sold only in a directly negotiated transaction to a limited number of purchasers or in a public offering for which a registration statement is in effect under the Securities Act of 1933.

The value of restricted securities, and of any other assets for which there are no reliable market quotations, is the fair value as determined in good faith by the Board of Trustees of the Trust (the "Trustees"). Each restricted security is valued by the Trustees as of the time of the acquisition thereof and at least quarterly thereafter. The Trustees have established guidelines to aid in the valuation of each security. Generally, restricted securities are initially valued at cost or less at the time of acquisition by the Trust. Values greater or less than cost are thereafter used for restricted securities in appropriate circumstances. Among the factors ordinarily considered are the existence of restrictions upon the sale of the security by the Trust; an estimate of the existence and the extent of a market for the security; the extent of any discount at which the security was acquired; the estimated period of time during which the security will not be freely marketable; the estimated expenses of registering or otherwise qualifying the security for public sale; estimated underwriting commissions if underwriting would be required to effect a sale; in the case of a convertible security, whether or not it would trade on the basis of its stock equivalent; in the case of a debt obligation which would trade independently of any equity equivalent, the current yields on comparable securities; the estimated amount of the floating supply of such securities available; the proportion of the issue held by the Trust; changes in the financial condition and prospects of the issuer; the existence of merger proposals or tender offers affecting the issuer; and any other factors affecting fair value, all in accordance with the Investment Company Act of 1940. In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

When market quotations are readily available for unrestricted securities of an issuer, restricted securities of the same class are generally valued at a discount from the market price of such unrestricted securities. The Trustees, however, consider all factors in fixing any discount, including the filing of a registration statement for such securities under the Securities Act of 1933 and any other developments which are likely to increase the probability that the securities may be publicly sold by the Trust without restriction.

The Board of Trustees of the Trust meets at least once in each quarter to value the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust (otherwise than as Trustees) or of Massachusetts Mutual Life Insurance Company ("MassMutual"), the Trust's investment adviser. In making valuations, the Trustees will consider reports by MassMutual analyzing each portfolio security in accordance with the relevant factors referred to above. MassMutual has agreed to provide such reports to the Trust at least quarterly.

The financial statements include restricted securities valued at $94,529,844 (97.44% of net assets) as of December 31, 1999 ($90,091,617 at December 31,
1998) whose values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

The values for corporate public securities are stated at the last reported sales price or at prices based upon quotations obtained from brokers and dealers as of December 31, 1999, subject to discount where appropriate, and are approved by the Trustees.

Short-term securities with more than sixty days to maturity are valued at fair value and short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates market value.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

     MASSMUTUAL PARTICIPATION INVESTORS
     ---------------------------------------------------------------------------
     December 31, 1999

--------------------------------------------------------------------------------
B.   Accounting for Investments:

Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

The cost basis of debt securities is not adjusted for amortization of premium since the Trust does not generally intend to hold such investments until maturity; however, the Trust has elected to accrue, for financial reporting purposes, certain discounts which are required to be accrued for federal income tax purposes.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

C.   Use of Estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

D.   Federal Income Taxes

No provision for federal taxes on net investment income and short-term capital gains is considered necessary because the Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend to the Trustees either to designate the net realized long-term gains as undistributed and to pay the federal capital gains taxes thereon or to distribute all or a portion of such net gains.


3.   INVESTMENT ADVISORY AND ADMINISTRATIVE
     SERVICES FEE

Under an investment advisory and administrative services contract with the Trust, MassMutual has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objective and policies of the Trust. MassMutual has further agreed that it will request each issuer of securities which MassMutual is prepared to purchase in a private placement, and which would be consistent with the investment policies of the Trust, to offer such securities also to the Trust and that it will use its best efforts to insure that such request is acceded to. MassMutual has agreed that, subject to such orders of the Securities and Exchange Commission as may apply, it will invest concurrently with the Trust in any such investment. MassMutual will also represent the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the contract, MassMutual is obligated to provide administration of the day-to-day operations of the Trust and to provide the Trust with office space and office equipment, safekeeping facilities, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

For its services under the investment advisory and administrative services contract, MassMutual is paid a quarterly advisory and administrative services fee equal to .225% of the value of the Trust's net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to .90% on an annual basis, provided that a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of MassMutual, approve the valuation of the Trust's net assets as of such day.


4.   SENIOR SECURED INDEBTEDNESS:

A.   Note Payable

On July 15, 1995, the Trust sold to MassMutual at par a $12,000,000 Senior Fixed Rate Convertible Note due July 15, 2002 (the "Note") which accrues at 6.93% per annum. The Note holder, at is option, can convert the principal amount of the
Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For each of the periods ended December 31, 1999 and 1998, the Trust incurred total interest expense on the Note of $836,220.

B.   Revolving Credit Agreement

The Trust entered into a $15,000,000 senior unsecured, floating rate, revolving credit agreement (the "Revolver") with Fleet National Bank (the "Agent Bank"), pursuant to a credit agreement dated May 29, 1997, with a maturity date of May 31, 2004.

The Revolver bears interest at a variable per annum rate equal to the three-month Eurodollar rate plus a margin of .40 percent per annum or the most recent Federal Funds rate plus a margin of .50 percent per annum. Interest is paid to the Agent Bank as it becomes due. The Trust also incurs expense on the undrawn portion of the total approved credit agreement at a rate of .185 percent per annum.

As of December 31, 1999, there were $10,500,000 in outstanding loans against the Revolver and the average blended rate of interest charged on the Revolver was 5.70%. For the period ended December 31, 1999, the Trust incurred total interest expense on the Revolver of $605,921 including $7,869 related to the undrawn portion.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

     MASSMUTUAL PARTICIPATION INVESTORS
     ---------------------------------------------------------------------------
     December 31, 1999

--------------------------------------------------------------------------------
5.   PURCHASES AND SALES OF INVESTMENTS

                                                For the year       For the year
                                               ended 12/31/99     ended 12/31/98
--------------------------------------------------------------------------------
Cost of Investments Acquired
--------------------------------------------------------------------------------
Corporate restricted securities                $ 53,944,544       $ 48,470,229
Corporate public securities                      27,070,126         21,616,275
Short-term securities                           314,268,882        307,503,044

Proceeds from Sales or Maturities
--------------------------------------------------------------------------------
Corporate restricted securities                $ 36,448,279       $ 52,202,415
Corporate public securities                      47,514,013         29,005,355
Short-term securities                           313,860,414        303,056,029

     The aggregate cost of investments was the same for financial reporting and federal income tax purposes as of December 31,1999. The net unrealized depreciation of investments for financial reporting and federal tax purposes as of December 31,1999 is $9,637,928 and consists of $12,606,585 appreciation and $22,244,513 depreciation.

     The aggregate cost of investments was the same for financial reporting and federal income tax purposes as of December 31,1998. The net unrealized appreciation of investments for financial reporting and federal tax purposes as of December 31,1998 was $486,016 and consisted of $12,564,570 appreciation and $12,078,554 depreciation.



6.   QUARTERLY RESULTS OF INVESTMENT OPERATIONS
     (UNAUDITED)                                                    Amount          Per Share           Amount         Per Share
--------------------------------------------------------------------------------------------------------------------------------
                                                                        March 31, 1999                      March 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
Investment income                                                $ 2,961,161                          $2,934,166
Net investment income                                              2,294,359          $0.24            2,261,923         $0.24
Net realized and unrealized gain (loss) on investments            (2,087,179)         (0.22)           2,420,485          0.26
                                                                         June 30, 1999                       June 30, 1998
--------------------------------------------------------------------------------------------------------------------------------
Investment income                                                  2,967,002                           2,869,889
Net investment income                                              2,302,183           0.25            2,186,277          0.24
Net realized and unrealized gain on investments                      464,179           0.05            1,793,007          0.19
                                                                      September 30, 1999                  September 30, 1998
--------------------------------------------------------------------------------------------------------------------------------
Investment income                                                  3,127,288                           2,800,222
Net investment income                                              2,352,534           0.25            2,086,536          0.23
Net realized and unrealized loss on investments                   (3,159,151)         (0.34)          (3,526,841)        (0.38)
                                                                      December 31, 1999                   December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
Investment income                                                  2,699,263                           3,042,739
Net investment income                                              2,072,961           0.23            2,369,911          0.26
Net realized and unrealized gain (loss) on investments              (152,755)         (0.02)            (824,832)        (0.09)
--------------------------------------------------------------------------------------------------------------------------------

7.   CHANGE IN INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP ("PwC") resigned as the Trust's principal accountant, effective September 7, 1999. The Trust's Audit Committee recommended engaging Deloitte & Touche LLP as the principal accountant to audit the Trust's financial statements for fiscal year 1999. The Board of Trustees approved the appointment of Deloitte & Touche LLP at a meeting held on October 22, 1999.

     For fiscal years 1997 and 1998, and during the period prior to PwC's resignation, the Trust and PwC did not have any disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, that either (1) have not been resolved to PwC's satisfaction and (2) or, if not resolved to PwC's satisfaction, would have caused it to make a reference to the subject matter of the disagreement in connection with its report. Moreover, PwC's report on the Trust's financial statements for the fiscal years 1997 and 1998 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

8.   SUBSEQUENT EVENTS

     On January 1, 2000, Massachusetts Mutual Life Insurance Company ("MassMutual"), the Trust's investment adviser, consolidated its investment management organization into David L. Babson and Company Incorporated ("Babson"), a MassMutual subsidiary that is a federally registered investment adviser (the "Reorganization"). The employees of MassMutual's Investment Management Division and its Investment Management business were transferred to Babson. MassMutual owns and controls approximately 98% of the voting stock of Babson through various subsidiaries. As a result of the Reorganization, MassMutual assigned its investment advisory contract with the Trust to Babson. The Trustees of the Trust, including a majority of the Trustees who are disinterested, approved the assignment. No increase in fees or change in portfolio management personnel for the Trust occurred as a result of the Reorganization or the assignment of the advisory contract to the Trust.

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT

     MASSMUTUAL PARTICIPATION INVESTORS
     ---------------------------------------------------------------------------
     To the Shareholders and the Board of Trustees of MassMutual Participation Investors

--------------------------------------------------------------------------------

We have audited the accompanying consolidated statement of assets and liabilities of MassMutual Participation Investors (the "Trust"), including the schedule of investments, as of December 31, 1999, and the related consolidated statements of operations, cash flows, changes in net assets, and the consolidated financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements of the Trust for the year ended December 31, 1998 and the financial highlights for each of the years in the nine-year period then ended were audited by other auditors, whose report, dated February 25, 1999 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification of securities owned as of December 31, 1999, by counting of securities at the custodian and confirmation of securities owned at December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trust as of December 31, 1999, the results of its operations, its cash flows, its changes in net assets, and financial highlights for the year then ended in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

         New York, New York
         February 18, 2000

--------------------------------------------------------------------------------
MEMBERS OF THE
    Board of Trustees

Photo of
Stuart H. Reese
Chief Investment Officer,
Massachusetts Mutual
Life Insurance Company

Photo of Milton Cooper
Chairman,
Kimco Realty Corp.

Photo of
Donald E. Benson*
Executive Vice President and Director,
Marquette Bancshares Inc.

Photo of
Richard G. Dooley
Retired Executive Vice President
and Chief Investment Officer,
Massachusetts Mutual Life
Insurance Company

Photo of
Marshall D. Butler
Chairman,
Nitzanim AVX Kyocera
Venture Capital Fund

Photo of
Donald Glickman
Chairman,
Donald Glickman & Company, Inc.

Photo of
Corine T. Norgaard
Dean, Barney School of Business and Public
Administration, University of Hartford

Photo of
Jack A. Laughery
Chairman,
Laughery Investments

Photo of Martin T. Hart*
President and Director, HCorporation

    *Member of Audit Committee

DIVIDEND REINVESTMENT AND CASH
PURCHASE  PLAN

MassMutual Participation Investors offers a Dividend Reinvestment and Cash Purchase Plan. The Plan provides a simple and automatic way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. The dividends of each shareholder will be automatically reinvested in the Trust by Shareholder Financial Services Inc., the Transfer Agent, in accordance with the Plan, unless such shareholder elects not to participate by providing written notice to the Transfer Agent. A shareholder may terminate his or her participation by notifying the Transfer Agent in writing.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $100 nor more than $5,000 per quarter.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment. When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder).

Any questions regarding the Plan should be addressed to Shareholder Financial Services, Inc., Agent for MassMutual Participation Investors' Dividend Reinvestment and Cash Purchase Plan, P.O. Box 173673, Denver CO 80217-3673.

[LOGO OF MASSMUTUAL PARTICIPATION INVESTORS]

OFFICERS
--------------------------------------------------------------------------------

Stuart H. Reese
Chairman

Richard G. Dooley
Vice Chairman

Robert E. Joyal
President

Charles C. McCobb, Jr.
Vice President and Chief Financial Officer

Stephen L. Kuhn
Vice President and Secretary

Michael P. Hermsen
Vice President

William N. Holm
Vice President

Mary Wilson Kibbe
Vice President

Michael L. Klofas
Vice President

Richard C. Morrison
Vice President

Clifford M. Noreen
Vice President

Mark B. Ackerman
Treasurer

Victoria Fortier
Comptroller

                 [LOGO OF MASSMUTUAL PARTICIPATION INVESTORS]